PROSPECTUS

DREYFUS FOUNDERS FUNDS, INC.

PROSPECTUS
CLASS F SHARES

MAY 1, 2004

DREYFUS FOUNDERS BALANCED FUND

DREYFUS FOUNDERS DISCOVERY FUND*

DREYFUS FOUNDERS GOVERNMENT SECURITIES FUND

DREYFUS FOUNDERS GROWTH FUND

DREYFUS FOUNDERS GROWTH AND INCOME FUND

DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND

DREYFUS FOUNDERS MID-CAP GROWTH FUND

DREYFUS FOUNDERS MONEY MARKET FUND

DREYFUS FOUNDERS PASSPORT FUND

DREYFUS FOUNDERS WORLDWIDE GROWTH FUND

The Class F shares offered by this Prospectus are open only to grandfathered investors.

   *Discovery Fund has discontinued public sales of its shares to new investors, but shareholders who have open Discovery Fund accounts may make additional investments and reinvest dividends and capital gains distributions in their accounts. Participants in certain retirement plans which have established Discovery Fund as an investment option may open new Discovery Fund accounts through their plans. Once a Discovery Fund account has been closed, additional investments in Discovery Fund may not be possible.

   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds' shares or determined whether the information in this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                        [DREYFUS FOUNDERS FUNDS(R) LOGO]
                             The Growth Specialists

TABLE OF CONTENTS

Our Investment Approach                                         4

About the Funds                                                 4

Fund Summaries                                                  5

  Dreyfus Founders Balanced Fund                                6

  Dreyfus Founders Discovery Fund                               8

  Dreyfus Founders Government Securities Fund                  10

  Dreyfus Founders Growth Fund                                 12

  Dreyfus Founders Growth and Income Fund                      14

  Dreyfus Founders International Equity Fund                   16

  Dreyfus Founders Mid-Cap Growth Fund                         18

  Dreyfus Founders Money Market Fund                           20

  Dreyfus Founders Passport Fund                               22

  Dreyfus Founders Worldwide Growth Fund                       24

More About Investment Objectives, Strategies, and Risks        26

The Funds' Manager                                             28

About Your Investment                                          29

Types of Accounts                                              30

Investment Minimums                                            31

Doing Business with Dreyfus Founders Funds                     32

More Information About Your Account                            36

Establishing Additional Services                               36

Dividends and Distributions                                    37

Taxes                                                          37

Shareholder and Transfer Agency Services                       37

Financial Highlights                                           38

OUR INVESTMENT APPROACH

Colorado-based Founders Asset Management LLC ("Founders") manages each of the Dreyfus Founders equity funds using a "growth style" of investing. We use a consistent, bottom-up approach to build equity portfolios, searching for companies across all industries whose fundamental strengths may lead to superior earnings growth over time. When a company's fundamentals are strong, we believe earnings growth may follow. Using this disciplined, hands-on approach, we look for both domestic and foreign companies having some or all of the following characteristics:

-  demonstrated, sustainable growth that is faster than their peers
-  strong management team
- superior products or services with leading market positions and growing brand identities
-  financial, marketing, and operating strength

We go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet our investment criteria. We often meet company management teams and other key staff face-to-face, talk to suppliers, customers and competitors, and tour corporate facilities and manufacturing plants in an effort to get a complete picture of a company before we invest.

Founders is a wholly-owned subsidiary of Dreyfus Service Corporation ("DSC"), which is a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus"). Founders is the growth specialist affiliate of Dreyfus, a leading mutual fund complex with approximately $167 billion under management in over 200 mutual fund portfolios as of December 31, 2003. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $657 billion under management as of December 31, 2003.

ABOUT THE FUNDS

AGGRESSIVE GROWTH FUNDS

Dreyfus Founders Discovery Fund

Dreyfus Founders Mid-Cap Growth Fund

Dreyfus Founders Passport Fund

The aggressive growth funds generally invest in faster-growing and more volatile stocks. Founders aggressive growth funds may be suitable for your investment plan if you have a long time horizon and are comfortable with short-term volatility.

GROWTH FUNDS

Dreyfus Founders Growth Fund

Dreyfus Founders International Equity Fund

Dreyfus Founders Worldwide Growth Fund

Investors may use growth funds to form the core of their long-term investment plan because they may be less volatile over time than aggressive growth funds, while still maintaining the potential for growth. Growth funds may be suitable for your investment plan if you have a long time horizon.

[SIDENOTE]

KEY CONCEPTS

WHAT THE FUNDS ARE-AND AREN'T.

These Funds are mutual funds: pooled investments that are professionally managed and give you the opportunity to participate in financial markets. They strive to meet their stated goals, although as with all mutual funds, they cannot offer guaranteed results. You could lose money in these Funds, but you also have the potential to make money.

An investment in the Funds is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GROWTH AND INCOME FUNDS

Dreyfus Founders Balanced Fund

Dreyfus Founders Growth and Income Fund

These Funds invest in companies that tend to be larger and more established and that may pay dividends. The Balanced Fund invests at least 25% of its total assets in investment grade fixed-income securities. While these Funds still carry risks, they generally present less risk than aggressive growth or pure growth funds.

INCOME FUNDS

Dreyfus Founders Government Securities Fund

Dreyfus Founders Money Market Fund

These Funds are our lowest-risk funds. They may be suitable for you if you have a short-term investment horizon, desire more safety and liquidity than may be available with equity funds, seek a modest level of income, or consider yourself a "saver" rather than an investor.

This information is based on our assessment of the potential volatility of the Dreyfus Founders Funds relative to one another and should not be used to compare the Funds to other types of mutual funds or other types of investments.

CLASS F SHARES

Each Fund, other than Government Securities and Money Market Funds, offers multiple classes of shares. This Prospectus describes Class F shares. As described in more detail in the section "About Your Investment--Investing in the Funds," Class F shares are generally offered only to existing shareholders of the Dreyfus Founders Funds who have continuously maintained a Fund account since December 30, 1999. The other classes of shares have sales charges and different fee structures, and are offered by a separate prospectus which is available from our financial services representatives. All share classes of a Fund invest in the same underlying portfolio of securities and have the same management team. However, because of different fees and expenses, the performance of share classes varies.

FUND SUMMARIES

The following Fund Summaries provide an overview of each Fund's investment objective and principal investment strategies, describe the main risks of investing, show historical investment performance, and list the fees and expenses of investing in each Fund. More detailed information about the Funds' investment strategies and associated risks follows the Fund Summaries. Please keep in mind that no Fund can guarantee that it will meet its investment objective and that, as with any investment, you can lose money by investing in the Funds.

A Fund's Morningstar category is subject to change.

Comparative indexes are shown throughout this Prospectus to provide a basis for viewing a Fund's historical performance against an unmanaged securities market index. The indexes used in this Prospectus account for both change in security price and reinvestment of dividends, do not reflect the impact of taxes, and, except as noted, do not reflect the costs of managing a mutual fund. You may not invest directly in these indexes.

[SIDENOTE]

KEY CONCEPTS

12b-1 PLANS

All of the Funds (except Money Market Fund) have adopted a Rule 12b-1 Plan which allows the Funds to pay actual expenses of up to 0.25% of their respective Class F assets for the sale and distribution of Class F shares and services provided to Class F shareholders. The 12b-1 fee is paid out of a Fund class' assets on an ongoing basis. Over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

[GRAPHIC]

DREYFUS FOUNDERS                                    Class F Ticker Symbol: FRINX

BALANCED FUND                          Morningstar Category: Moderate Allocation

INVESTMENT APPROACH

Balanced Fund seeks current income and capital appreciation. To pursue this goal, the Fund normally invests in a balanced portfolio of common stocks, U.S. and foreign government securities, and a variety of corporate fixed-income obligations.

For the equity portion of its portfolio, the Fund emphasizes investments in common stocks with the potential for capital appreciation. These stocks generally pay regular dividends, although the Fund also may invest in non-dividend-paying companies if they offer better prospects for capital appreciation. Normally, the Fund will invest a significant percentage (at least 25%, but no more than 75%) of its total assets in equity securities.

The Fund will maintain a minimum of 25% of its total assets in fixed-income, investment-grade securities rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's. Normally, the Fund will not invest more than 75% of its total assets in fixed-income securities, but the Fund may invest up to 100% of its assets in such securities for temporary defensive purposes.

The Fund also may invest up to 30% of its total assets in foreign securities, with no more than 25% of its total assets invested in the securities of any one foreign country.

MAIN RISKS OF INVESTING

The primary risks of investing in this Fund are:

STOCK MARKET RISK The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, whether or not our assessment of a company's potential to increase earnings faster than the rest of the market is correct, the securities in the portfolio may not increase in value, and could decrease in value.

INTEREST RATE RISK When interest rates change, the value of the fixed-income portion of the Fund will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

CREDIT RISK The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk. Moody's Investors Service, Inc. considers debt securities rated Baa and below to have speculative characteristics. Securities issued by certain U.S. government agencies and instrumentalities are not supported by the full faith and credit of the U.S. Treasury, but only by their ability to borrow from the Treasury, other forms of governmental support, or by their own credit. Therefore these securities have greater risk than Treasury securities.

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

ASSET ALLOCATION RISK The Fund's asset allocation between equities and fixed-income securities will vary depending on the portfolio manager's evaluation of general market and economic conditions. If this assessment is incorrect, the Fund's returns may vary considerably from other balanced funds with different equity/fixed income asset allocations.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

[CHART]

   YEAR-BY-YEAR TOTAL RETURN as of 12/31 - Class F Shares

   1994                   -1.94%
   1995                   29.41%
   1996                   18.76%
   1997                   16.90%
   1998                   13.96%
   1999                   -2.22%
   2000                  -10.44%
   2001                   -9.94%
   2002                  -17.46%
   2003                   18.96%

BEST QUARTER:
Q4 2001 +13.76%

WORST QUARTER:
Q3 2001 -17.51%

[SIDENOTE]

KEY CONCEPTS

DEBT SECURITY represents money borrowed that must be repaid to the lender at a future date. Bonds, notes, bills, and money market instruments are examples of debt securities.

   AVERAGE ANNUAL TOTAL RETURNS as of 12/31/03

                                                            1 YEAR        5 YEARS      10 YEARS
   BALANCED FUND-CLASS F*
     Return Before Taxes                                    18.96%         -4.98%        4.51%
     Return After Taxes on Distributions                    18.83%         -6.07%        2.42%
     Return After Taxes on Distributions
       and Sale of Fund Shares                              12.58%         -4.66%        2.71%

   S&P 500 INDEX                                            28.68%         -0.57%       11.07%

   LIPPER BALANCED FUND INDEX                               19.94%          2.95%        8.27%

   *  Inception date 2/19/63

      The Standard & Poor's (S&P) 500 Index is designed to be representative of the U.S. equities market and consists of 500 leading companies in leading industries of the U.S. economy. Unlike the Fund, it does not contain a fixed-income component. Accordingly, the Fund also compares its performance to the Lipper Balanced Fund Index, which is an equal dollar weighted index of the largest mutual funds within the Balanced Fund classification, as defined by Lipper. This index reflects the expenses of managing the mutual funds included in the index.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES

As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

   FEE TABLE

   ANNUAL FUND OPERATING EXPENSES          % OF AVERAGE
   (EXPENSES PAID FROM FUND ASSETS)      DAILY NET ASSETS
   Management fee                              0.65%
   Rule 12b-1 fee                              0.25%
   Other expenses(1)                           0.64%
                                               ----
   TOTAL ANNUAL FUND OPERATING EXPENSES        1.54%

   (1) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.

   EXPENSE EXAMPLE

   1 Year               $   157
   3 Years              $   486
   5 Years              $   839
   10 Years             $ 1,834

   This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGERS

JOHN B. JARES, Vice President of Investments. Mr. Jares, a Chartered Financial Analyst, joined Founders in 2001 and has been lead portfolio manager of Balanced Fund since that time. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

JOHN V. JOHNSON, Assistant Portfolio Manager. Mr. Johnson is a Chartered Financial Analyst who has been the assistant portfolio manager of Balanced Fund since 2002. Mr. Johnson joined Founders as a senior equity analyst earlier in 2002. Before joining Founders, Mr. Johnson was an equity analyst at American Century Investments from 2001 to 2002, an equity analyst at The Abernathy Group from 1999 to 2001, and an equity analyst at Berger LLC from 1997 to 1999.

[GRAPHIC]

DREYFUS FOUNDERS                                    Class F Ticker Symbol: FDISX

DISCOVERY FUND                                Morningstar Category: Small Growth
Discovery Fund is closed to new Investors
(See "About Your Investment--Investing in the Funds" for more information.)

INVESTMENT APPROACH

Discovery Fund seeks capital appreciation. To pursue this goal, the Fund invests primarily in small and relatively unknown companies with high growth potential. Discovery Fund will normally invest at least 65% of its total assets in common stocks of small-cap companies. The Fund also may invest in larger companies if they represent better prospects for capital appreciation. Although the Fund normally will invest in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities.

MAIN RISKS OF INVESTING

The primary risks of investing in this Fund are:

SMALL COMPANY RISK While small companies may offer greater opportunity for capital appreciation than larger and more established companies, they also involve substantially greater risks of loss and price fluctuations. Small companies may be in the early stages of development; have limited product lines, markets or financial resources; and may lack management depth. These companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

INITIAL PUBLIC OFFERINGS The Fund may invest in initial public offerings ("IPOs"). Part of the Fund's historical performance is due to the purchase of securities sold in IPOs. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs in which the Fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance.

FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including less trading volume and liquidity, increased volatility, fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an appropriate broad-based index. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

[CHART]

   YEAR-BY-YEAR TOTAL RETURN as of 12/31 - Class F Shares

   1994                   -7.75%
   1995                   31.30%
   1996                   21.20%
   1997                   12.00%
   1998                   14.19%
   1999                   94.59%
   2000                   -8.26%
   2001                  -17.81%
   2002                  -33.08%
   2003                   36.45%

BEST QUARTER:
Q4 1999 +41.85%

WORST QUARTER:
Q3 2001 -28.04%

[SIDENOTE]

KEY CONCEPTS

SMALL-CAP COMPANIES are generally those companies with market capitalizations of less than $2.5 billion. This range may fluctuate depending on changes in the value of the stock market as a whole.

MARKET CAPITALIZATION is the value of a corporation calculated by multiplying the number of its outstanding shares of common stock by the current market price of a share.

   AVERAGE ANNUAL TOTAL RETURNS as of 12/31/03

                                                            1 YEAR        5 YEARS      10 YEARS
   DISCOVERY FUND-CLASS F*
     Return Before Taxes                                    36.45%          6.03%        9.66%
     Return After Taxes on Distributions                    36.45%          4.52%        7.39%
     Return After Taxes on Distributions
       and Sale of Fund Shares                              23.69%          4.53%        7.26%

   RUSSELL 2000 GROWTH INDEX                                48.54%          0.86%        5.43%

   *  Inception date 12/29/89

      The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a widely recognized unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES

As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

   FEE TABLE

   ANNUAL FUND OPERATING EXPENSES          % OF AVERAGE
   (EXPENSES PAID FROM FUND ASSETS)      DAILY NET ASSETS
   Management fees                             0.84%
   Rule 12b-1 fee(1)                           0.24%
   Other expenses(2)                           0.45%
                                               ----
   TOTAL ANNUAL FUND OPERATING EXPENSES        1.53%

   (1) The Rule 12b-1 distribution plan permits a maximum 12b-1 fee of 0.25% of the average daily net assets of the Fund.

   (2) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.

   EXPENSE EXAMPLE

   1 Year               $   156
   3 Years              $   483
   5 Years              $   834
   10 Years             $ 1,824

   This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGERS

ROBERT T. AMMANN, Vice President of Investments. Mr. Ammann is a Chartered Financial Analyst who has been the portfolio manager of Discovery Fund since 1997. Mr. Ammann joined Founders in 1993 as a research analyst, and became a senior research analyst in 1996. Mr. Ammann has informed management that he intends to resign from Founders on or about May 14, 2004, at which time he will no longer serve as a portfolio manager of the Fund.

JAMES (J.D.) PADGETT, Portfolio Manager. Mr. Padgett is a Chartered Financial Analyst who has been a portfolio manager of Discovery Fund since April 2004. Mr. Padgett joined Founders as an equity analyst in 2002. Mr. Padgett was formerly an equity analyst for Berger Financial LLC from 2000 to 2002, and a portfolio manager at Colorado Public Employees' Retirement Association from 1997 to 2000.

BRAD ORR, Portfolio Manager. Mr. Orr is a Chartered Financial Analyst who has been a portfolio manager of Discovery Fund since April 2004. Mr. Orr joined Founders in 1995, and served as an equity analyst for Founders from 1997 to 2004.

[GRAPHIC]

DREYFUS FOUNDERS                                    Class F Ticker Symbol: FGVSX

GOVERNMENT SECURITIES FUND         Morningstar Category: Intermediate Government

INVESTMENT APPROACH

Government Securities Fund seeks current income. To pursue this goal, the Fund normally invests at least 80% of its net assets in obligations of the U.S. government. This policy may not be changed unless at least 60 days' prior notice of the change is given to Fund shareholders. U.S. government obligations include Treasury bills, notes, and bonds and Government National Mortgage Association ("GNMA") pass-through securities, which are supported by the full faith and credit of the U.S. Treasury, as well as obligations of other agencies and instrumentalities of the U.S. government which may not be supported by the full faith and credit of the U.S. Treasury. The Fund may invest the remainder of its net assets in securities other than U.S. government securities including, without limitation, securities issued by foreign governments and/or their agencies. However, the Fund will not invest more than 20% of its net assets in the securities of any one foreign country.

The weighted average maturity of the Fund will vary depending on our evaluation of market conditions, patterns and trends. There are no limitations on the Fund's overall maturity, nor on the maturity of any individual issues in the Fund.

MAIN RISKS OF INVESTING

The primary risks of investing in this Fund are:

CREDIT RISK The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk. Moody's Investors Service, Inc. considers debt securities rated Baa and below to have speculative characteristics. Securities issued by certain U.S. government agencies and instrumentalities, such as the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("Freddie Mac") and Tennessee Valley Authority, are not supported by the full faith and credit of the U.S. Treasury, but only by their ability to borrow from the Treasury, other forms of governmental support, or by their own credit. Therefore, these securities have greater credit risk than Treasury securities.

INTEREST RATE RISK When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

PREPAYMENT RISK This risk relates primarily to mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an appropriate broad-based index. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

[CHART]

   YEAR-BY-YEAR TOTAL RETURN as of 12/31 - Class F Shares

   1994                   -7.50%
   1995                   11.10%
   1996                    2.34%
   1997                    7.90%
   1998                    9.76%
   1999                   -3.77%
   2000                   10.57%
   2001                    6.37%
   2002                   10.86%
   2003                    2.03%

BEST QUARTER:
Q3 1998 +6.15%

WORST QUARTER:
Q1 1994 -4.40%

[SIDENOTE]

KEY CONCEPTS

BOND is an IOU (debt security) issued by a government or corporation that pays a stated rate of interest and returns the face value on the maturity date.

MATURITY is the length of time until a bond or other debt instrument "matures" or becomes due and payable.

   AVERAGE ANNUAL TOTAL RETURNS as of 12/31/03

                                                            1 YEAR        5 YEARS      10 YEARS
   GOVERNMENT SECURITIES FUND-CLASS F*
     Return Before Taxes                                     2.03%          5.06%        4.78%
     Return After Taxes on Distributions                     0.83%          3.32%        2.89%
     Return After Taxes on Distributions
       and Sale of Fund Shares                               1.31%          3.22%        2.86%

   LEHMAN BROTHERS U.S.
     GOVERNMENT COMPOSITE INDEX                              2.37%          6.27%        6.72%

   *  Inception date 3/1/88

      The Lehman Brothers U.S. Government Composite Index reflects the performance of public obligations of the U.S. Treasury with a remaining maturity of one year or more and publicly issued debt of U.S. Government agencies and quasi-federal corporations. The Fund's average annual total returns reflect the fee waivers described below under "Fees and Expenses."

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES

As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

   FEE TABLE

   ANNUAL FUND OPERATING EXPENSES          % OF AVERAGE
   (EXPENSES PAID FROM FUND ASSETS)      DAILY NET ASSETS
   Management fees(1)                          0.65%
   Rule 12b-1 fee(2)                           0.25%
   Other expenses(3)                           0.60%
                                               ----
   TOTAL ANNUAL FUND OPERATING EXPENSES
   (WITHOUT WAIVERS)(1),(2),(3)              1.50%

   TOTAL ANNUAL FUND OPERATING EXPENSES
   (WITH WAIVERS)(1),(2),(3)                 0.95%

   (1) Founders has agreed to reduce the Government Securities Fund's management fee from 0.65% to 0.35% of the Fund's average net assets pursuant to a contractual commitment. This waiver will extend through at least August 31, 2004, and will not be terminated without prior notice to the Funds' Board of Directors.

   (2) Certain 12b-1 fees for the Government Securities Fund have been waived pursuant to a contractual commitment. After the waiver, Class F 12b-1 fees for the Fund were 0.03%. This waiver will extend through at least August 31, 2004, and will not be terminated without prior notice to the Funds' Board of Directors.

   (3) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses. Founders has agreed to waive certain accounting agent fees indefinitely pursuant to a contractual commitment.

   EXPENSE EXAMPLE

   1 Year               $   100
   3 Years              $   423
   5 Years              $   769
   10 Years             $ 1,746

   This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only. The 1-year example and the first year of the 3-, 5-, and 10-year examples are based on Total Annual Fund Operating Expenses with waivers. The 3-, 5-, and 10-year examples are based on Total Annual Fund Operating Expenses without waivers for each year after year one.

PORTFOLIO MANAGER

MARGARET R. DANUSER, Portfolio Manager. Ms. Danuser has been the portfolio manager of Government Securities Fund since 1996 and has served as Founders' fixed-income specialist since 1995.

[GRAPHIC]

DREYFUS FOUNDERS                                    Class F Ticker Symbol: FRGRX

GROWTH FUND                                   Morningstar Category: Large Growth

INVESTMENT APPROACH

Growth Fund seeks long-term growth of capital. To pursue this goal, the Fund normally invests at least 65% of its total assets in common stocks of well-established, high-quality growth companies. These companies tend to have strong performance records, solid market positions, reasonable financial strength, and continuous operating records of three years or more. The Fund may also invest up to 30% of its total assets in foreign securities, with no more than 25% invested in any one foreign country.

MAIN RISKS OF INVESTING

The primary risks of investing in this Fund are:

STOCK MARKET RISK The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, whether or not our assessment of a company's potential to increase earnings faster than the rest of the market is correct, the securities in the portfolio may not increase in value, and could decrease in value.

INVESTMENT STYLE RISK Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund's growth style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

[CHART]

   YEAR-BY-YEAR TOTAL RETURN as of 12/31 - Class F Shares

   1994                   -3.35%
   1995                   45.59%
   1996                   16.57%
   1997                   26.60%
   1998                   25.04%
   1999                   39.06%
   2000                  -27.23%
   2001                  -24.95%
   2002                  -28.96%
   2003                   31.42%

BEST QUARTER:
Q4 1999  +31.77%

WORST QUARTER:
Q4 2000  -25.03%

[SIDENOTE]

KEY CONCEPTS

Founders uses a BOTTOM-UP APPROACH, meaning we choose Fund investments by analyzing the fundamentals of individual companies one at a time rather than focusing on broader market themes.

   AVERAGE ANNUAL TOTAL RETURNS as of 12/31/03

                                                            1 YEAR        5 YEARS      10 YEARS
   GROWTH FUND-CLASS F*
     Return Before Taxes                                    31.42%        -6.65%         6.29%
     Return After Taxes on Distributions                    31.42%        -8.34%         3.84%
     Return After Taxes on Distributions
       and Sale of Fund Shares                              20.42%        -5.74%         4.55%

   RUSSELL 1000 GROWTH INDEX                                29.75%        -5.11%         9.21%

   S&P 500 INDEX                                            28.68%        -0.57%        11.07%

   *  Inception date 1/5/62

      The Russell 1000 Growth Index is an unmanaged index that measures the performance of the common stocks of those companies among the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor's (S&P) 500 Index is designed to be representative of the U.S. equities market and consists of 500 leading companies in leading industries of the U.S. economy.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES

As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

   FEE TABLE

   ANNUAL FUND OPERATING EXPENSES          % OF AVERAGE
   (EXPENSES PAID FROM FUND ASSETS)      DAILY NET ASSETS
   Management fees                             0.74%
   Rule 12b-1 fee                              0.25%
   Other expenses(1)                           0.48%
                                               ----
   TOTAL ANNUAL FUND OPERATING EXPENSES        1.47%

   (1) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.

   EXPENSE EXAMPLE

   1 Year               $   150
   3 Years              $   465
   5 Years              $   803
   10 Years             $ 1,757

   This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGER

JOHN B. JARES, Vice President of Investments. Mr. Jares, a Chartered Financial Analyst, joined Founders in 2001 and has been the portfolio manager of Growth Fund since that time. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

[GRAPHIC]

DREYFUS FOUNDERS                                    Class F Ticker Symbol: FRMUX

GROWTH AND INCOME FUND                        Morningstar Category: Large Growth

INVESTMENT APPROACH

Growth and Income Fund seeks long-term growth of capital and income. To pursue this goal, the Fund primarily invests in common stocks of large, well-established and mature companies of great financial strength. These companies generally have long records of profitability and dividend payments and a reputation for high-quality management, products, and services. The Fund normally invests at least 65% of its total assets in stocks that are included in a widely recognized index of stock market performance, such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, or the Nasdaq Composite Index and that generally pay regular dividends.

The Fund may invest in non-dividend-paying companies if they offer better prospects for capital appreciation. The Fund may also invest up to 30% of its total assets in foreign securities.

MAIN RISKS OF INVESTING

The primary risks of investing in this Fund are:

STOCK MARKET RISK The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, whether or not our assessment of a company's potential to increase earnings faster than the rest of the market is correct, the securities in the portfolio may not increase in value, and could decrease in value.

INVESTMENT STYLE RISK Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund's growth style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an appropriate broad-based index. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

[CHART]

   YEAR-BY-YEAR TOTAL RETURN as of 12/31 - Class F Shares

   1994                    0.53%
   1995                   29.06%
   1996                   24.37%
   1997                   19.40%
   1998                   17.78%
   1999                   15.03%
   2000                  -19.57%
   2001                  -17.55%
   2002                  -25.33%
   2003                   30.67%

BEST QUARTER:
Q4 1999  +17.77%

WORST QUARTER:
Q2 2002  -16.39%

[SIDENOTE]

KEY CONCEPTS

LARGE COMPANIES are generally companies that have market capitalizations of more than $10 billion. This range may fluctuate depending on changes in the value of the stock market as a whole.

DIVIDEND is a payment of stock or cash from a company's profits to its stockholders.

   AVERAGE ANNUAL TOTAL RETURNS as of 12/31/03

                                                            1 YEAR        5 YEARS      10 YEARS
   GROWTH AND INCOME FUND-CLASS F*
     Return Before Taxes                                    30.67%         -5.73%        5.39%
     Return After Taxes on Distributions                    30.64%         -6.50%        2.43%
     Return After Taxes on Distributions
       and Sale of Fund Shares                              19.94%         -4.92%        3.11%

   S&P 500 INDEX                                            28.68%         -0.57%       11.07%

   *  Inception date 7/5/38

      The Standard & Poor's (S&P) 500 Index is designed to be representative of the U.S. equities market and consists of 500 leading companies in leading industries of the U.S. economy.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES

As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

   FEE TABLE

   ANNUAL FUND OPERATING EXPENSES          % OF AVERAGE
   (EXPENSES PAID FROM FUND ASSETS)      DAILY NET ASSETS
   Management fees                             0.65%
   Rule 12b-1 fee(1)                           0.07%
   Other expenses(2)                           0.41%
                                               ----
   TOTAL ANNUAL FUND OPERATING EXPENSES        1.13%

   (1) The Rule 12b-1 distribution plan permits a maximum 12b-1 fee of 0.25% of the average daily net assets of the Fund.

   (2) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.

   EXPENSE EXAMPLE

   1 Year               $   115
   3 Years              $   359
   5 Years              $   622
   10 Years             $ 1,375

   This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGER

JOHN B. JARES, Vice President of Investments. Mr. Jares, a Chartered Financial Analyst, joined Founders in 2001 and has been the portfolio manager of Growth and Income Fund since that time. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

[GRAPHIC]

DREYFUS FOUNDERS                                    Class F Ticker Symbol: FOIEX

INTERNATIONAL EQUITY FUND              Morningstar Category: Foreign Large Blend

INVESTMENT APPROACH

International Equity Fund, an international fund, seeks long-term growth of capital. To pursue this goal, the Fund normally invests at least 80% of its net assets in foreign equity securities from a minimum of three countries outside the United States, including both established and emerging economies. The Fund's policy of normally investing at least 80% of its net assets in foreign equity securities may not be changed unless at least 60 days' prior notice of the change is given to Fund shareholders. The Fund will not invest more than 50% of its assets in the securities of any one foreign country. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S.-based companies.

MAIN RISKS OF INVESTING

The primary risks of investing in this Fund are:

FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including less trading volume and liquidity, increased volatility, fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

INITIAL PUBLIC OFFERINGS The Fund may invest in initial public offerings ("IPOs"). Part of the Fund's historical performance is due to the purchase of securities sold in IPOs. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs in which the Fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

[CHART]

   YEAR-BY-YEAR TOTAL RETURN as of 12/31 - Class F Shares

   1996                   18.60%
   1997                   16.10%
   1998                   17.01%
   1999                   58.71%
   2000                  -17.65%
   2001                  -30.35%
   2002                  -28.30%
   2003                   37.17%

BEST QUARTER:
Q4 1999  +39.78%

WORST QUARTER:
Q2 2002  -22.48%

[SIDENOTE]

KEY CONCEPTS

INTERNATIONAL FUND is a type of mutual fund that generally invests in securities traded anywhere in the world, except the United States.

FOREIGN SECURITIES are securities of issuers, wherever organized, that have their principal business activities outside of the United States. We consider where the issuer's assets are located, whether the majority of the issuer's gross income is earned outside of the United States, or whether the issuer's principal stock exchange listing is outside of the United States.

   AVERAGE ANNUAL TOTAL RETURNS as of 12/31/03

                                                            1 YEAR        5 YEARS    SINCE INCEPTION*
   INTERNATIONAL EQUITY FUND-CLASS F*
     Return Before Taxes                                    37.17%         -2.19%          4.69%
     Return After Taxes on Distributions                    37.17%         -3.51%          3.25%
     Return After Taxes on Distributions
       and Sale of Fund Shares                              24.49%         -2.22%          3.50%

   MORGAN STANLEY CAPITAL INTERNATIONAL
     WORLD EX U.S. INDEX                                    39.42%          0.45%          3.60%

   MORGAN STANLEY CAPITAL INTERNATIONAL
     ALL-COUNTRY WORLD EX U.S. INDEX                        40.83%           n/a            n/a

   *  Inception date 12/29/95

      The Morgan Stanley Capital International (MSCI) World ex U.S. Index measures global developed market equity performance outside of the United States. Since inception performance data for the MSCI World ex U.S. Index is from December 31, 1995 through December 31, 2003. The MSCI All-Country World ex U.S. Index measures equity market performance in the global developed and emerging markets outside the United States. Historical returns beyond the one-year period are not currently available for the MSCI All-Country World ex U.S. Index. The Fund's average annual total returns reflect the expense limitation described below under "Fees and Expenses."

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES

As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

   FEE TABLE

   ANNUAL FUND OPERATING EXPENSES          % OF AVERAGE
   (EXPENSES PAID FROM FUND ASSETS)      DAILY NET ASSETS
   Management fees                             0.75%
   Rule 12b-1 fee                              0.25%
   Other expenses(1)                           1.27%
   Expense reimbursement(2)                   (0.87%)
                                              -----
   TOTAL ANNUAL FUND OPERATING EXPENSES(2)     1.40%

   (1) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.

   (2) Founders has agreed to permanently limit the total expenses of the Fund pursuant to a contractual commitment so that Class F Total Annual Fund Operating Expenses will not exceed 1.40%.

   EXPENSE EXAMPLE

   1 Year               $   143
   3 Years              $   443
   5 Years              $   766
   10 Years             $ 1,680

   This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only. The example is based on Total Annual Fund Operating Expenses, which reflect Founders' permanent management fee waiver and expense limitation.

PORTFOLIO MANAGERS

International Equity Fund is co-managed by two portfolio managers, REMI J. BROWNE AND DANIEL B. LEVAN. Each is a Chartered Financial Analyst and has been employed by Founders since 2003. Mr. Browne is also a senior vice president of The Boston Company Asset Management, LLC ("The Boston Company"), an affiliate of Founders, where he has been employed since 2003. Mr. Browne was formerly a senior vice president and chief investment officer of international equities at Standish Mellon Asset Management Company, LLC ("Standish Mellon"), also an affiliate of Founders, from 1996 to 2003. Mr. LeVan is a senior vice president of The Boston Company, where he has been employed since 2003. Mr. LeVan was formerly a vice president at Standish Mellon, where he was a lead portfolio manager for global, international and European small-cap portfolios, from 1994 to 2003.

[GRAPHIC]

DREYFUS FOUNDERS                                    Class F Ticker Symbol: FRSPX

MID-CAP GROWTH FUND                         Morningstar Category: Mid-Cap Growth

INVESTMENT APPROACH

Mid-Cap Growth Fund seeks capital appreciation by emphasizing investments in equity securities of mid-cap companies with favorable growth prospects. To pursue this goal, the Fund will normally invest at least 80% of its net assets in equity securities of companies within the market capitalization range of companies comprising the Russell Midcap Growth Index. This policy may not be changed unless at least 60 days' prior notice of the change is given to Fund shareholders. The Fund also may invest in larger or smaller companies if they represent better prospects for capital appreciation. The Fund may invest up to 30% of its total assets in foreign securities, with no more than 25% of its total assets invested in the securities of any one foreign country.

MAIN RISKS OF INVESTING

The primary risks of investing in this Fund are:

SMALL AND MID-CAP COMPANY RISK While small and mid-cap companies may offer greater opportunity for capital appreciation than larger and more established companies, they also involve greater risks of loss and price fluctuations. Small-cap companies, and to an extent mid-cap companies, may be in the early stages of development; have limited product lines, markets or financial resources; and may lack management depth. These companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small or mid-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small or mid-cap company, if it realizes any gain at all.

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

INITIAL PUBLIC OFFERINGS The Fund may invest in initial public offerings ("IPOs"). Part of the Fund's historical performance is due to the purchase of securities sold in IPOs. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs in which the Fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance.

FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including less trading volume and liquidity, increased volatility, fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an appropriate broad-based index. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

[CHART]

   YEAR-BY-YEAR TOTAL RETURN as of 12/31 - Class F Shares

   1994                   -4.90%
   1995                   25.69%
   1996                   15.33%
   1997                   16.40%
   1998                   -1.73%
   1999                   42.27%
   2000                  -23.69%
   2001                  -20.41%
   2002                  -24.50%
   2003                   36.64%

BEST QUARTER:
Q4 1999  +33.99%

WORST QUARTER:
Q3 1998  -29.87%

   AVERAGE ANNUAL TOTAL RETURNS as of 12/31/03

                                                            1 YEAR        5 YEARS      10 YEARS
   MID-CAP GROWTH FUND-CLASS F*
     Return Before Taxes                                    36.64%         -2.27%        3.47%
     Return After Taxes on Distributions                    36.64%         -5.59%        0.03%
     Return After Taxes on Distributions
       and Sale of Fund Shares                              23.82%         -3.26%        1.28%

   RUSSELL MIDCAP GROWTH INDEX                              42.71%          2.01%        9.40%

   *  Inception date 9/8/61

      The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES

As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

   FEE TABLE

   ANNUAL FUND OPERATING EXPENSES          % OF AVERAGE
   (EXPENSES PAID FROM FUND ASSETS)      DAILY NET ASSETS
   Management fees                             0.81%
   Rule 12b-1 fee(1)                           0.24%
   Other expenses(2)                           0.46%
                                               ----
   TOTAL ANNUAL FUND OPERATING EXPENSES        1.51%

   (1) The Rule 12b-1 distribution plan permits a maximum 12b-1 fee of 0.25% of the average daily net assets of the Fund.

   (2) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.

   EXPENSE EXAMPLE

   1 Year               $   154
   3 Years              $   477
   5 Years              $   824
   10 Years             $ 1,802

   This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGER

JOHN B. JARES, Vice President of Investments. Mr. Jares, a Chartered Financial Analyst, joined Founders in 2001 and has been the portfolio manager of Mid-Cap Growth Fund since March 2004. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

[GRAPHIC]

DREYFUS FOUNDERS

MONEY MARKET FUND                                   Class F Ticker Symbol: FMMXX

INVESTMENT APPROACH

Money Market Fund seeks maximum current income consistent with the preservation of capital and liquidity. To pursue this goal, the Fund invests in high-quality money market instruments with minimal credit risks and remaining maturities of 397 calendar days or less, including those issued by:

-  Corporate issuers
-  U.S. government and its agencies and instrumentalities
-  U.S. and foreign banks

Money market funds are subject to strict federal requirements and must maintain an average dollar-weighted portfolio maturity of 90 days or less.

MAIN RISKS OF INVESTING

The primary risks of investing in this Fund are:

INTEREST RATE RISK When interest rates change, the Fund's yield will be affected. An increase in interest rates tends to increase the Fund's yield, while a decline in interest rates tends to reduce its yield.

CREDIT RISK The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they become due.

INFLATION RISK Inflation risk is the risk that your investment will not provide enough income to keep pace with inflation.

An investment in Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Depending on market conditions, the Fund may be more heavily invested in government obligations, which could reduce the Fund's yield.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

[CHART]

   YEAR-BY-YEAR TOTAL RETURN as of 12/31 - Class F Shares

   1994                    3.40%
   1995                    5.10%
   1996                    4.51%
   1997                    4.70%
   1998                    4.67%
   1999                    4.35%
   2000                    5.62%
   2001                    3.40%
   2002                    0.98%
   2003                    0.34%

BEST QUARTER:
Q4 2000   +1.46%

WORST QUARTER:
Q4 2003   +0.06%

[SIDENOTE]

KEY CONCEPTS

MONEY MARKET is the economic market that exists to provide very short-term funding to corporations, municipalities, and the U.S. government.

AVERAGE ANNUAL TOTAL RETURNS as of 12/31/03

                                       1 YEAR      5 YEARS      10 YEARS
   MONEY MARKET FUND-CLASS F*           0.34%        2.92%         3.75%

   * Inception date 6/23/81

   The Fund's average annual total returns reflect the fee waiver described below under "Fees and Expenses." Money Market Fund's most current seven-day yield is available by calling 1-800-525-2440.

FEES AND EXPENSES

As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

   FEE TABLE

   ANNUAL FUND OPERATING EXPENSES             % OF AVERAGE
   (EXPENSES PAID FROM FUND ASSETS)         DAILY NET ASSETS
   Management fees(1)                             0.50%

   Rule 12b-1 fee                                  n/a

   Other expenses(2)                              0.41%
                                                  ----
   TOTAL ANNUAL FUND OPERATING EXPENSES
   (WITHOUT WAIVERS)(1),(2)                       0.91%

   TOTAL ANNUAL FUND OPERATING EXPENSES
   (WITH WAIVERS)(1),(2)                          0.83%

   (1) Founders has agreed to reduce Money Market Fund's management fee from 0.50% to 0.45% of the Fund's average net assets pursuant to a contractual commitment. This waiver will extend through at least August 31, 2004 and will not be terminated without prior notice to the Funds' Board of Directors.

   (2) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses. Founders has agreed to waive certain accounting agent fees indefinitely pursuant to a contractual commitment.

   EXPENSE EXAMPLE

   1 Year                 $     88
   3 Years                $    285
   5 Years                $    499
   10 Years               $  1,115

   This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only. The 1-year example and the first year of the 3-, 5-, and 10-year examples are based on Total Annual Fund Operating Expenses with waivers. The 3-, 5-, and 10-year examples are based on Total Annual Fund Operating Expenses without waivers for each year after year one.

PORTFOLIO MANAGER

Margaret R. Danuser, Portfolio Manager. Ms. Danuser has been the portfolio manager of Money Market Fund since 1996 and has served as Founders' fixed-income specialist since 1995.

[GRAPHIC]

DREYFUS FOUNDERS                                    Class F Ticker Symbol: FPSSX

PASSPORT FUND                     Morningstar Category: Foreign Small/Mid Growth

INVESTMENT APPROACH

Passport Fund, an international small-cap fund, seeks capital appreciation. To pursue this goal, the Fund normally invests at least 65% of its total assets in the equity securities of foreign small-cap companies from a minimum of three countries. These companies may be based in both developed and emerging economies. The Fund may invest in larger foreign companies or in U.S.-based companies if they represent better prospects for capital appreciation.

MAIN RISKS OF INVESTING

The primary risks of investing in this Fund are:

FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including less trading volume and liquidity, increased volatility, fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

SMALL COMPANY RISK While small companies may offer greater opportunity for capital appreciation than larger and more established companies, they also involve substantially greater risks of loss and price fluctuations. Small companies may be in the early stages of development; may have limited product lines, markets or financial resources; and may lack management depth. These companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

PORTFOLIO TURNOVER The Fund often may engage in short-term trading to try to achieve its objective. As a result, the Fund's portfolio turnover rates likely will be higher than those of other mutual funds with the same investment objective. Higher portfolio turnover rates increase the Fund's brokerage costs and may increase its taxable capital gain distributions, and therefore may adversely affect its performance both before and after taxes. During the fiscal years ended December 31, 2003, 2002 and 2001, the portfolio turnover rates for the Fund were 707%, 495% and 704%, respectively. (A portfolio turnover rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once during the course of a year.)

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

INITIAL PUBLIC OFFERINGS The Fund may invest in initial public offerings ("IPOs"). Part of the Fund's historical performance is due to the purchase of securities sold in IPOs. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs in which the Fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

[CHART]

   YEAR-BY-YEAR TOTAL RETURN as of 12/31 - Class F Shares

   1994                  -10.36%
   1995                   24.39%
   1996                   20.05%
   1997                    1.70%
   1998                   12.50%
   1999                   87.44%
   2000                  -29.65%
   2001                  -31.76%
   2002                  -15.93%
   2003                   75.15%

BEST QUARTER:
Q4 1999  +60.37%

WORST QUARTER:
Q3 2001  -22.62%

[SIDENOTE]

KEY CONCEPTS

FOREIGN SMALL-CAP COMPANIES: are generally those foreign companies with market capitalizations of less than $1.5 billion. This range may fluctuate depending on changes in the value of the stock market as a whole.

   AVERAGE ANNUAL TOTAL RETURNS as of 12/31/03

                                                            1 YEAR        5 YEARS      10 YEARS
   PASSPORT FUND-CLASS F*
     Return Before Taxes                                    75.15%          5.79%        7.33%
     Return After Taxes on Distributions                    75.15%          3.75%        6.09%
     Return After Taxes on Distributions
       and Sales of Fund Shares                             48.85%          4.08%        5.89%

   MORGAN STANLEY CAPITAL INTERNATIONAL
   WORLD EX U.S. INDEX                                      39.42%          0.45%        4.73%

   MORGAN STANLEY CAPITAL INTERNATIONAL
     WORLD EX U.S. SMALL CAP INDEX                          61.81%           n/a          n/a

   *  Inception date 11/16/93

      The Morgan Stanley Capital International (MSCI) World ex U.S. Index measures global developed market equity performance outside of the United States. The MSCI World ex U.S. Small Cap Index measures global performance of small capitalization securities outside of the United States. Historical returns beyond the one-year period are not currently available for the MSCI World ex U.S. Small Cap Index.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES

As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

   FEE TABLE

   ANNUAL FUND OPERATING EXPENSES          % OF AVERAGE
   (EXPENSES PAID FROM FUND ASSETS)      DAILY NET ASSETS
   Management fees                             1.00%
   Rule 12b-1 fee                              0.25%
   Other expenses(1)                           1.15%
                                               ----
   TOTAL ANNUAL FUND OPERATING EXPENSES
   (WITHOUT WAIVER)(1)                         2.40%

   TOTAL ANNUAL FUND OPERATING EXPENSES
   (WITH WAIVER)(1)                            2.31%

   (1) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses. The custodian has agreed to waive a portion of the custody fees through August 31, 2006 pursuant to a contractual commitment.

   EXPENSE EXAMPLE

   1 Year               $   234
   3 Years              $   721
   5 Years              $ 1,255
   10 Years             $ 2,714

   This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only. The 1-year, 3-year, and the first three years of the 5-year and 10-year examples are based on Total Annual Fund Operating Expenses with waiver. The 5-year and 10-year examples are based on Total Annual Fund Operating Expenses without waiver for each year after year three.

PORTFOLIO MANAGER

TRACY P. STOUFFER, Vice President of Investments. Ms. Stouffer is a Chartered Financial Analyst who has been the portfolio manager of Passport Fund since 1999. Before joining Founders, Ms. Stouffer was a vice president and portfolio manager with Federated Global, Incorporated from 1995 to 1999.

[GRAPHIC]

DREYFUS FOUNDERS                                    Class F Ticker Symbol: FWWGX

WORLDWIDE GROWTH FUND                          Morningstar Category: World Stock

INVESTMENT APPROACH

Worldwide Growth Fund, a global fund, seeks long-term growth of capital. To pursue this goal, the Fund normally invests at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world. The Fund may purchase securities in any foreign country, as well as in the United States, emphasizing common stocks of both emerging and established growth companies that generally have strong performance records and market positions. The Fund's portfolio will normally invest at least 65% of its total assets in three or more countries. The Fund will not invest more than 50% of its total assets in the securities of any one foreign country.

MAIN RISKS OF INVESTING

The primary risks of investing in this Fund are:

FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including less trading volume and liquidity, increased volatility, fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

INITIAL PUBLIC OFFERINGS The Fund may invest in initial public offerings ("IPOs"). Part of the Fund's historical performance is due to the purchase of securities sold in IPOs. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs in which the Fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

[CHART]

   YEAR-BY-YEAR TOTAL RETURN as of 12/31 - Class F Shares

   1994                   -2.16%
   1995                   20.63%
   1996                   13.95%
   1997                   10.60%
   1998                    9.63%
   1999                   48.78%
   2000                  -22.14%
   2001                  -25.30%
   2002                  -28.92%
   2003                   36.97%

BEST QUARTER:
Q4 1999 +38.48%

WORST QUARTER:
Q3 2002 -20.75%

[SIDENOTE]

KEY CONCEPTS

A GLOBAL FUND is a type of mutual fund that may invest in securities traded anywhere in the world, including the United States.

   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

                                                            1 YEAR        5 YEARS      10 YEARS
   WORLDWIDE GROWTH FUND - CLASS F*
     Return Before Taxes                                    36.97%         -3.37%        3.22%
     Return After Taxes on Distributions                    36.97%         -5.51%        1.29%
     Return After Taxes on Distributions
       and Sale of Fund Shares                              24.03%         -3.20%        2.22%

   MORGAN STANLEY CAPITAL
     INTERNATIONAL WORLD INDEX                              33.11%         -0.77%        7.14%

   MORGAN STANLEY CAPITAL
     INTERNATIONAL ALL-COUNTRY WORLD INDEX                  33.99%           n/a          n/a

   *  Inception date 12/29/89

      The Morgan Stanley Capital International (MSCI) World Index measures global developed market equity performance. The MSCI All-Country World Index measures equity market performance in the global developed and emerging markets. Historical returns beyond the one-year period are not currently available for the MSCI All-Country World Index.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES

As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

   FEE TABLE

   ANNUAL FUND OPERATING EXPENSES          % OF AVERAGE
   (EXPENSES PAID FROM FUND ASSETS)      DAILY NET ASSETS
   Management fees                             1.00%
   Rule 12b-1 fee                              0.25%
   Other expenses(1)                           0.73%
                                               ----
   TOTAL ANNUAL FUND OPERATING EXPENSES
   (WITHOUT WAIVER)(1)                         1.98%

   TOTAL ANNUAL FUND OPERATING EXPENSES
   (WITH WAIVER)(1)                            1.97%

   (1) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses. The custodian has agreed to waive a portion of the custody fees through August 31, 2006 pursuant to a contractual commitment.

   EXPENSE EXAMPLE

   1 Year               $   200
   3 Years              $   618
   5 Years              $ 1,065
   10 Years             $ 2,304

   This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only. The 1-year, 3-year, and the first three years of the 5-year and 10-year examples are based on Total Annual Fund Operating Expenses with waiver. The 5-year and 10-year examples are based on Total Annual Fund Operating Expenses without waiver for each year after year three.

PORTFOLIO MANAGERS

Worldwide Growth Fund is managed by a team of portfolio managers. The portfolio management team is composed of REMI J. BROWNE and DANIEL B. LEVAN, who co-manage the foreign portion of the Fund, and JOHN B. JARES, who manages the domestic portion of the Fund. Each is a Chartered Financial Analyst.

Messrs. Browne and LeVan have been employed by Founders since 2003. Mr. Browne is a senior vice president of The Boston Company Asset Management, LLC ("The Boston Company"), an affiliate of Founders, where he has been employed since 2003. Mr. Browne was formerly a senior vice president and chief investment officer of international equities at Standish Mellon Asset Management Company, LLC ("Standish Mellon"), also an affiliate of Founders, from 1996 to 2003. Mr. LeVan is a senior vice president of The Boston Company, where he has been employed since 2003. Mr. LeVan was formerly a vice president at Standish Mellon, where he was a lead portfolio manager for global, international and European small-cap portfolios, from 1994 to 2003.

Mr. Jares has been a portfolio manager of Worldwide Growth Fund since 2001. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

MORE ABOUT INVESTMENT
OBJECTIVES, STRATEGIES, AND RISKS

Each of the Funds seeks to achieve its investment objective through its unique investment strategies. The principal investment strategies and risks of each Fund have been described in the Fund Summaries. This section of the Prospectus discusses other investment strategies used by the Funds and provides more detailed information about the risks associated with those strategies. Although we might not always use all of the different techniques and investments described below, some of these techniques are designed to help reduce investment or market risks. The Statement of Additional Information contains more detailed information about the Funds' investment policies and risks.

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

Balanced, Discovery, Growth, Growth and Income, International Equity, Mid-Cap Growth, Passport, and Worldwide Growth are the Equity Funds. Government Securities and Money Market are the Income Funds.

FIXED-INCOME SECURITIES

While the Equity Funds generally emphasize investments in equity securities, such as common stocks and preferred stocks, they also may invest in fixed-income securities when we believe that these investments offer opportunities for capital appreciation. Fixed-income securities in which the Equity Funds might invest include bonds, debentures, and other corporate or government obligations. For Balanced and Growth and Income Funds, we also consider current income in the selection of these securities.

ADRs

The Equity Funds may invest in American Depositary Receipts and American Depositary Shares (collectively, "ADRs") as a way to invest in foreign securities. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities. These risks include fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

SECURITIES THAT ARE NOT READILY MARKETABLE

Each Fund may invest up to 15% of its net assets in securities that are not "readily marketable." This limit is 10% for Money Market Fund. A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission ("SEC") regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Directors ("Board"), certain restricted securities may be deemed readily marketable, and will not be counted toward the 15%/10% limits.

Investments in securities that are not readily marketable, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell such securities or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

DERIVATIVE INSTRUMENTS

Unlike stocks or bonds that represent actual ownership of the equity or debt of an issuer, derivatives are instruments that derive their value from an underlying security, index, or other financial instrument. The Funds (other than Money Market Fund) may use derivative instruments. Derivatives may be used for the following purposes: to hedge risks inherent in a Fund's portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, to equitize cash, to reduce transaction costs associated with managing a portfolio, and/or to implement a Fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Funds (other than Money Market Fund) may use include futures contracts (including those related to indexes) and forward contracts, and purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies, and purchasing equity-linked notes. Government Securities and Balanced Funds also may invest in mortgage-related securities. The Funds have limits on the use of derivatives and are not required to use them in seeking their investment objectives.

Certain strategies may hedge all or a portion of a Fund's portfolio against price fluctuations. Other strategies, such as buying futures and call options, would tend to protect a Fund against increases in the prices of securities or other instruments the Fund intends to buy. Forward contracts, futures contracts and options may be used to try to manage foreign currency risks on a Fund's foreign investments. Options trading may involve the payment of premiums and has special tax effects on a Fund.

There are special risks in using particular derivative strategies. Using derivatives can cause a Fund to lose money on its investments and/or increase the volatility of its share prices. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the Funds invest. Should interest rates, foreign currency exchange rates, or the prices of securities or financial indexes move in an unexpected manner, a Fund may not achieve the desired benefit of these instruments, or may realize losses and be in a worse position than if the instruments had not been used. A Fund could also experience losses if the prices of its derivative positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

SECURITIES OF OTHER INVESTMENT COMPANIES

The Funds may acquire securities of other investment companies, including exchange-traded funds ("ETFs"), subject to the limitations of the Investment Company Act of 1940 ("1940 Act") and the conditions of exemptive orders issued by the

SEC. The Funds' purchase of securities of other investment companies will result in the payment of additional management fees and may result in the payment of additional distribution fees.

The Funds (other than Money Market Fund) may invest their uninvested cash reserves in shares of Money Market Fund and/or one or more other money market funds advised by affiliates of Founders in excess of the limitations of the 1940 Act under the terms of an SEC exemptive order.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the Funds may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Funds can lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unstable or adverse market or economic conditions, up to 100% of the assets of the Funds can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The Funds could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities, or to meet anticipated redemptions of Fund shares. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER

The Funds do not have any limitations regarding portfolio turnover. A Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance.

If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts. The Funds' portfolio turnover rates (other than the Money Market Fund) for prior years are included in the "Financial Highlights" section of this Prospectus. The Funds' current and future portfolio turnover rates may differ significantly from their historical portfolio turnover rates.

Like all investments in securities, you risk losing money by investing in the Funds. The Funds' investments are subject to changes in their value from a number of factors:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

COMPANY RISK. The stocks in the Funds' portfolios may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.

INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Equity Funds' growth style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments. These risks include:

   MARKET RISK. Foreign markets have substantially less trading volume than U.S. markets, and are not generally as liquid as, and may be more volatile than, those in the United States. Brokerage commissions and other transaction costs are generally higher than in the United States, and settlement periods are longer.

   REGULATORY RISK. There may be less governmental supervision of foreign stock exchanges, security brokers, and issuers of securities, and less public information about foreign companies. Also, accounting, auditing, and financial reporting standards may be less uniform than in the United States. Exchange control regulations or currency restrictions could prevent cash from being brought back to the United States. Some foreign companies may exclude U.S. investors, such as the Funds, from participating in beneficial corporate actions, such as rights offerings. As a result, a Fund may not realize the same value from a foreign investment as a shareholder residing in that country. The Funds may be subject to withholding taxes and could experience difficulties in pursuing legal remedies and collecting judgments.

   CURRENCY RISK. International Equity and Passport Funds' assets are invested primarily in foreign securities, as are a significant portion of the assets of Worldwide Growth Fund. Since a substantial portion of these Funds' revenues is received in foreign currencies, these Funds' net asset values will be affected by changes in currency exchange rates to a greater extent than funds investing primarily in domestic securities. These Funds pay dividends, if any, in U.S. dollars and incur currency conversion costs.

   POLITICAL RISK. Foreign investments may be subject to expropriation or confiscatory taxation; limitations on the removal of cash or other assets of the Fund; and political, economic or social instability.

EMERGING MARKETS RISK. International Equity, Passport and Worldwide Growth Funds may invest in emerging market countries. These are markets in countries that are in the initial stages of their industrial cycle. Such countries are subject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies located there may have more volatile share prices and be less liquid than those of securities issued by companies in later stages of the industrial cycle.

RISK OF FIXED-INCOME INVESTMENTS. The Funds' investments in fixed-income securities are subject to interest rate risk and credit risk.

   INTEREST RATE RISK. When interest rates change, the value of the fixed-income portion of a Fund will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

   CREDIT RISK. The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

THE FUNDS' MANAGER

THE INVESTMENT MANAGER

Founders serves as investment adviser to each of the Funds and is responsible for selecting the Funds' investments and handling their day-to-day business. Founders' corporate offices are located at 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658.

Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser or sub-adviser to a number of other investment companies and private accounts. Founders is the growth specialist affiliate of Dreyfus.

In addition to managing each Fund's investments, Founders also provides certain related administrative services to each Fund. For these investment and related administrative services, each Fund pays Founders a management fee. Each Fund's management fee for the fiscal year ended December 31, 2003 was the following percentage of the respective Fund's average daily net assets:

         Balanced Fund                      0.65%
--------------------------------------------------
         Discovery Fund                     0.84%
--------------------------------------------------
         Government Securities Fund         0.35%*
--------------------------------------------------
         Growth Fund                        0.74%
--------------------------------------------------
         Growth and Income Fund             0.65%
--------------------------------------------------
         International Equity Fund          0.75%
--------------------------------------------------
         Mid-Cap Growth Fund                0.81%
--------------------------------------------------
         Money Market Fund                  0.45%*
--------------------------------------------------
         Passport Fund                      1.00%
--------------------------------------------------
         Worldwide Growth Fund              1.00%
--------------------------------------------------

* Founders has agreed to reduce Government Securities Fund's management fee from 0.65% to 0.35%, and to reduce Money Market Fund's management fee from 0.50% to 0.45% of the respective Fund's average net assets until at least August 31, 2004.

FOUNDERS' INVESTMENT MANAGEMENT TEAM

To facilitate day-to-day fund management, we use a team system for our Funds. There are four equity investment teams, each targeted toward a particular area of the market: small-capitalization, mid- to large-capitalization, small-capitalization international, and large-capitalization international investments. Each team is composed of members of our Investment Department, including portfolio managers, research analysts, and portfolio traders.

Each of these investment professionals shares ideas, information, knowledge, and expertise to assist in the management of the Funds. Daily decisions on security selection for each Fund rest with the portfolio manager(s) assigned to the Fund. Through participation in the team process, the manager uses the input, research, and recommendations of the rest of the management team in making purchase and sale decisions. Please see the Fund Summaries for information on each Fund's portfolio manager(s).

Founders has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Founders employees does not disadvantage any Founders-managed Fund. Founders portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be held in the Fund(s) they advise.

Two class actions have been filed against Mellon and Mellon Bank, N.A., and Dreyfus and Founders (the "Investment Advisers"), and the directors of all or substantially all of the Dreyfus and Dreyfus Founders Funds, alleging that the Investment Advisers improperly used assets of the Dreyfus and Dreyfus Founders Funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus and Dreyfus Founders Funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the 1940 Act and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

In addition, another lawsuit has been filed against Dreyfus and the directors of Dreyfus Founders Funds, Inc. and two Dreyfus Funds seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees. The complaint alleges that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge, and the directors approved, Rule 12b-1 fees for marketing and distribution services in violation of the 1940 Act and in breach of their common law fiduciary duties. The plaintiff also seeks to enjoin Dreyfus from collecting additional 12b-1 fees from the funds and to be awarded attorneys' fees and litigation expenses.

Founders, Dreyfus and the Funds believe the allegations in these lawsuits to be totally without merit and will defend the actions vigorously. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Founders, Dreyfus nor the Funds believe that any of the pending actions will have a material adverse affect on the Funds or Founders' ability to perform its contract with the Funds.

YOUR SHARE PRICE

The price you pay for a Class F share of a Fund, and the price you receive upon selling or redeeming a Class F share of a Fund, is called the Class' net asset value ("NAV"). We calculate NAV by dividing the total net assets of Class F of a Fund by its total number of Class F shares outstanding. We determine the NAV as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) every day the NYSE is open. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). However, the Funds may conduct portfolio transactions on those days, particularly in foreign markets. Those transactions, and changes in the value of the Funds' foreign securities holdings on such days, may affect the value of Fund shares on days when you will not be able to purchase, exchange, or redeem shares.

With the exception of Money Market Fund, the Funds use pricing services to determine the market value of the securities in their portfolios. If market quotations are not readily available, we value the Funds' securities or other assets at fair value as determined in good faith by the Funds' Board, or pursuant to procedures approved by the Board. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In such instances, the valuation assigned to the security for purposes of calculating the Fund's NAV may differ from the security's most recent closing market price, and from the prices for the security used by other mutual funds to calculate their NAVs. The securities held by Money Market Fund are valued using the amortized cost method. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the Fund's investment performance.

THIRD-PARTY INVESTMENTS

  If you invest through a third party (rather than directly with the Funds), the policies and fees may be different from those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. In addition, such third parties may receive payments from Dreyfus or Founders in connection with their offering of Fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the Funds instead of other mutual funds where such payments are not received. Consult a representative of your plan or financial institution for further information.

We will price your purchase, exchange, or redemption of Fund Class F shares at the next NAV calculated after your request is received in good order by us or by certain other agents of the Funds or their distributor. If we receive a written transaction request in a language other than English, we may be required to have the request translated into English by a translation service in order to have a clear understanding of the shareholder's instructions. In that event, the request will not be deemed to be in good order until the translation is received.

INVESTING IN THE FUNDS

GRANDFATHERED SHAREHOLDERS

Class F shares of a Fund can be purchased only by:

- Persons or entities who have continuously maintained a Fund account since December 30, 1999.
- Any person or entity listed in the account registration for any Fund account that has been continuously maintained since December 30, 1999, such as joint owners, trustees, custodians, and designated beneficiaries.
- Retirement plans (such as 401(k) plans) that have continuously maintained a Fund account since December 30, 1999. Any such plan may extend the privilege of purchasing Class F shares to new plan participants, and the plan participants may purchase Class F shares with rollover retirement funds.
- Customers of certain financial institutions which offer retirement or other eligible benefit plan programs, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, and which have had relationships with Founders and/or any Fund continuously since December 30, 1999.
-  Founders employees, Fund Board members, and their immediate families.

For more detailed information about eligibility, please call 1-800-525-2440. If you hold Fund shares through a broker/dealer or other financial institution, your eligibility to purchase Class F shares may differ depending on that institution's policies.

DISCOVERY FUND SHAREHOLDERS

Discovery Fund is closed to new investors. Shareholders of the Fund who maintain open Fund accounts may make additional purchases and reinvest dividends and capital gains distributions into their accounts. Participants in certain retirement plans which have established Discovery Fund as an investment option may open new Discovery Fund accounts through their plans. Employees of Founders and Fund Board members may also open accounts in Discovery Fund, if they do so directly with Dreyfus Service Corporation, the Funds' distributor.

Discovery Fund shareholders who close their accounts may be prohibited from reactivating their accounts or opening new Discovery Fund accounts. This restriction applies to investments made directly with the distributor as well as investments made through financial intermediaries, such as brokers, banks or financial advisers. Investors may have to show they are eligible to purchase Discovery Fund shares before an investment is accepted. The Fund may resume sales of shares to new investors at some future date, but there are no current plans to do so.

TYPES OF ACCOUNTS

The following types of account registrations are available:

INDIVIDUAL OR JOINT TENANT

Individual accounts have a single owner. Joint accounts have two or more owners. Unless specified otherwise, we set up joint accounts with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holder(s).

TRANSFER ON DEATH

A way to designate beneficiaries on an Individual or Joint Tenant account. We will provide the rules governing this type of account when the account is established.

UGMA OR UTMA

(Uniform Gifts to Minors Act or Uniform Transfers to Minors Act) These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, we will set up the account as a UGMA or UTMA.

TRUST

The trust needs to be effective and a Multi-Purpose Certification Form completed before we can establish this type of account.

CORPORATION OR OTHER ENTITY

A corporation or entity may own an account. Please either attach a certified copy of your corporate resolution showing the person(s) authorized to act on this account or complete a Multi-Purpose Certification Form.

RETIREMENT ACCOUNTS

You may set up the following retirement accounts by completing an IRA Account
Application:

TRADITIONAL IRA

Any adult under age 70 1/2 who has earned income may contribute up to $3,000 (or 100% of compensation, whichever is less) to an IRA for the 2004 tax year. If your spouse is not employed, you can contribute up to $6,000 annually to two IRAs, as long as no more than $3,000 is contributed to a single account.

For the years 2005-2007, the maximum annual individual contribution will be $4,000. In 2008 the limit will be $5,000, and is slated to be increased in later years to keep pace with inflation. In addition, qualifying investors (those who are age 50 or over and have sufficient earned income) may be eligible to make additional "catch-up" contributions to their IRAs.

ROLLOVER IRA

Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) retain their tax advantages when rolled over to an IRA within 60 days of receipt. You also need to complete an IRA Transfer, Direct Rollover, and Conversion Form.

ROTH IRA

Allows for two types of purchases:

   CONTRIBUTIONS. Any adult who has earned income below certain income limits may contribute up to the same limits in place for traditional IRAs. Contributions to a Roth IRA are not tax-deductible, but distributions, including earnings, may be withdrawn tax-free after five years for qualified events such as retirement.

   You may elect to have both traditional IRAs and Roth IRAs, provided that your combined contributions do not exceed the annual limitations.

   CONVERSIONS. Conversions/distributions from traditional IRAs to Roth IRAs are taxable at the time of their conversion, but after five years may then be distributed tax-free for qualified events such as retirement. Only individuals with incomes below certain thresholds may convert their traditional IRAs to Roth IRAs.

SEP-IRA

Allows self-employed persons or small business owners to make direct contributions to employees' IRAs with minimal reporting and disclosure requirements.

Each year you will be charged a single $10 custodial fee for all IRA accounts maintained under your Social Security number. This fee will be waived if the aggregate value of your IRA accounts is $5,000 or more. This fee may be changed upon 30 days' notice.

PROFIT-SHARING AND MONEY PURCHASE PENSION PLAN

A retirement plan that allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees.

401(k) PLAN

A retirement plan that allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis.

Call 1-800-525-2440 for additional information about these retirement accounts.

WE RECOMMEND THAT YOU CONSULT YOUR TAX ADVISER REGARDING THE PARTICULAR TAX CONSEQUENCES OF THESE RETIREMENT PLAN OPTIONS.

INVESTMENT MINIMUMS

MINIMUM INITIAL INVESTMENTS

To open a Fund account, please enclose a check payable to "Dreyfus Founders Funds, Inc." for one of the following amounts:

-  $1,000 minimum for most regular accounts
-  $500 minimum for IRA and UGMA/UTMA accounts
- No minimum if you begin an Automatic Investment Plan or Payroll Deduction of $50 or more per month or per pay period

MINIMUM ADDITIONAL INVESTMENTS

-  $100 for payments made by mail, TeleTransfer, wire, and online
-  $50 for Automatic Investment Plan payments
-  $50 for payroll deduction

DOING BUSINESS WITH DREYFUS FOUNDERS FUNDS

                                                                                          HOW TO OPEN
                                                                                          A CLASS F ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
BY PHONE                                                                                  If your account with us has telephone
1-800-525-2440                                                                            exchange privileges, you can call to
                                                                                          open a Class F account in another Fund
                                                                                          by exchange. The names and registrations
                                                                                          need to be identical on both accounts.
                                                                                            Otherwise, you must complete a New
                                                                                          Account Application and send it in with
                                                                                          your investment check.

BY MAIL                                                                                   Complete the proper application. Make
   Dreyfus Founders Funds, Inc.                                                           your check payable to "Dreyfus Founders
   P.O. Box 55360                                                                         Funds, Inc." We cannot establish new
   Boston, MA 02205-8252                                                                  accounts with third-party checks.

If you are using certified or registered mail or an overnight delivery service, send your correspondence to:
   Dreyfus Founders Funds, Inc.
   66 Brooks Drive
   Braintree, MA 02184-3839

BY WIRE                                                                                   Call us to request an account
                                                                                          application and an account number. Have
                                                                                          your bank send your investment to Mellon
                                                                                          Trust of New England, National
                                                                                          Association, with these instructions:

                                                                                          - ABA #011001234
                                                                                          - DDA #562602
                                                                                          - Fund name
                                                                                          - your account number
                                                                                          - name(s) of investor(s)
                                                                                          - "new account"

                                                                                          Once you receive confirmation in the
                                                                                          mail of your wire, please mail us your
                                                                                          completed application.

THROUGH OUR WEBSITE                                                                       Download, complete and mail a signed
www.founders.com                                                                          printout of the proper application.
ONLINE ACCOUNT ACCESS IS NOT AVAILABLE ON ALL ACCOUNTS.

THROUGH AUTOMATIC TRANSACTION PLANS                                                       Automatic Investment Plan (AIP) allows
                                                                                          you to make electronic purchases
                                                                                          directly from a checking or savings
                                                                                          account. The minimum to open an account
                                                                                          is $50 per month. Once established, AIP
                                                                                          purchases take place automatically on
                                                                                          approximately the 5th and/or 20th of the
                                                                                          month. We charge no fee for AIP.

FASTLINE(TM)                                                                              Follow instructions provided when you
1-800-947-FAST (3278)                                                                     call to open a Class F account in a new
Automated telephone account access service                                                Fund.

HOW TO ADD TO                                 HOW TO REDEEM                               HOW TO EXCHANGE
A CLASS F ACCOUNT                             CLASS F SHARES                              CLASS F SHARES
------------------------------------------------------------------------------------------------------------------------------------
TeleTransfer allows you to make electronic    We can send proceeds only to the address    If you have telephone exchange
purchases directly from a checking or         or bank of record. Minimum                  privileges, you may exchange from one
savings account at your request. You may      redemption-$100; $1,000 minimum for a       Fund to another. The names and
establish TeleTransfer when your account is   redemption by wire. Phone redemption is     registrations need to be identical on
opened, or add it later by completing an      not available on retirement accounts and    both accounts.
Account Changes Form. We charge no fee for    certain other accounts. You may add phone
TeleTransfer transactions.                    redemption privileges by completing an
                                              Account Changes Form.

Make your check payable to "Dreyfus           In a letter, please tell us the number of   In a letter, include the name(s) of the
Founders Funds, Inc." Enclose a purchase      shares or dollars you wish to redeem, the   account owner(s), the Fund and account
stub (from your most recent confirmation or   name(s) of the account owner(s), the Fund   number you wish to exchange from, your
quarterly statement); if you do not have      and account number, and your Social         Social Security or tax identification
one, write the Fund name and your account     Security or tax identification number. All  number, the dollar or share amount, and
number on the check. For IRAs, please state   account owners need to sign the request     the account you wish to exchange into.
the contribution year.                        exactly as their names appear on the        The names and registrations need to be
   The Funds do not normally accept           account. We can send proceeds only to the   identical on both accounts. All account
third-party checks.                           address or bank of record.                  owners need to sign the request exactly
                                                                                          as their names appear on the accounts.
                                                                                          Investors (other than financial services
                                                                                          firms) may fax exchange requests to us at
                                                                                          1-516-338-3646.

Have your bank send your investment to        $6 fee; $1,000 minimum. Monies are usually  Not applicable.
Mellon Trust of New England, National         received the business day after the date
Association, with these instructions:         you sell. Unless otherwise specified, we
-  ABA #011001234                             will deduct the fee from your redemption
-  DDA #562602                                proceeds.
-  Fund name
-  name(s) of investor(s)
-  your account number


You may purchase shares through our website   You may redeem shares through our website   You may exchange shares using our website
if you have TeleTransfer.                     if you have TeleTransfer. We can send       if you have telephone exchange
                                              proceeds to your bank of record. Online     privileges.
                                              redemptions are not available on
                                              retirement accounts and certain other
                                              accounts.

Automatic Investment Plan (AIP) allows you    Systematic Withdrawal Plan permits you to   Fund-to-Fund Investment Plan allows you
to make electronic purchases directly from a  receive a fixed sum on a monthly,           to automatically exchange a fixed dollar
checking or savings account. The minimum to   quarterly or annual basis from accounts     amount from one Fund to purchase shares
open an account is $50 per month. Once        with a value of $5,000 or more. Payments    in another Fund.
established, AIP purchases take place         may be sent electronically to your bank of
automatically on approximately the 5th        record or to you in check form.
and/or 20th of the month. We charge no fee
for AIP.

Follow instructions provided when you call    We can send proceeds only to the bank of    Follow instructions provided when you
to add to your account via TeleTransfer.      record. Minimum redemption-$100. Phone      call. $100 minimum.
                                              redemption is not available on retirement
                                              accounts and certain other accounts. You
                                              may add phone redemption privileges by
                                              completing an Account Changes Form.

REDEEMING SHARES

SHARES RECENTLY PURCHASED BY CHECK OR TELETRANSFER

Redemptions of shares purchased by check (other than purchases by cashier's check) or TeleTransfer will be placed on hold until your check has cleared (which may take up to eight business days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

INDIVIDUAL, JOINT TENANT, TRANSFER ON DEATH, AND UGMA/UTMA ACCOUNTS

If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

RETIREMENT ACCOUNTS

Please call 1-800-525-2440 for the appropriate form.

TRUST ACCOUNTS

The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee's name is not in the account registration, you will need to provide a certificate of incumbency dated within the past 60 days or other documentation acceptable to us.

CORPORATION OR OTHER ENTITY

A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

SIGNATURE GUARANTEE

For your protection, we require a guaranteed signature if you request:

- a redemption check made payable to anyone other than the shareholder(s) of record
-  a redemption check mailed to an address other than the address of record
-  a redemption check or wire sent to a bank other than the bank we have on file
- a redemption check for $10,000 or more mailed to an address of record that has been changed within 30 days of your request
- a redemption for $100,000 or more from an account that does not have telephone redemption privileges (excluding accounts held by a corporation)

You can have your signature guaranteed at a:

-  bank
-  broker/dealer
-  credit union (if authorized under state law)
-  securities exchange/association
-  clearing agency
-  savings association

Please note that a notary public cannot provide a signature guarantee.

REDEMPTION PROCEEDS

We can deliver redemption proceeds to you:

BY CHECK

Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee. (See "Signature Guarantee" above) If you don't specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.

BY WIRE

$6 fee; $1,000 minimum. Proceeds are usually received the business day after the date you sell. Unless otherwise specified, we will deduct the fee from your redemption proceeds.

BY TELETRANSFER

No fee. Proceeds are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

TRANSACTION POLICIES

We can execute transaction requests only if they are in good order. You will be contacted in writing if we encounter processing problems. Call 1-800-525-2440 if you have any questions about these procedures.

We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price. However, we reserve the right to allow shareholders to exchange from Money Market Fund to another Fund of their choice on a predetermined date, such as the day after annual distributions are paid.

TRANSACTIONS CONDUCTED BY PHONE, FAX, FASTLINE(TM), OR THROUGH OUR WEBSITE.

The Funds, Founders, DSC (the Funds' distributor) and their agents are not responsible for the authenticity of purchase, exchange, or redemption instructions received by phone, fax, FastLine, or through our website.

By signing a New Account Application or an IRA Account Application (unless specifically declined on the Application), by providing other written (for redemptions), verbal (for exchanges), or electronic authorization, or by requesting Automatic Investment Plan or payroll deduction privileges, you agree to release the Funds, Founders, DSC and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application or provided through our website, including their possibly effecting unauthorized or fraudulent transactions.

As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if we fail to employ reasonable procedures to attempt to confirm that telephone or Internet instructions are genuine, the Fund may be liable for any resulting losses. These security procedures include, but are not necessarily limited to, one or more of the following:

-  requiring personal identification prior to acting upon instructions
-  providing written confirmation of such transactions
-  tape-recording telephone instructions

EFFECTIVE DATE OF TRANSACTIONS

Transaction requests received in good order prior to the close of the NYSE on a given date will be effective on that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by us or by certain other agents of the Funds or DSC. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend redemptions or postpone payments. If you are unable to reach us by phone or the Internet, consider sending your order by overnight delivery service.

FAX TRANSMISSIONS

Exchange instructions may be faxed, but we cannot process redemption requests received by fax.

CERTIFICATES

The Funds do not issue share certificates. If you are selling shares previously issued in certificate form, you need to include the certificates along with your redemption/exchange request. If you have lost your certificates, please call us.

U.S. DOLLARS

Purchases need to be made in U.S. dollars, and checks need to be drawn on U.S. banks. We cannot accept cash.

RETURNED CHECKS

If your check is returned due to insufficient funds, we will cancel your purchase, and you may be liable for any losses or fees incurred by the Fund or its agents. If you are a current shareholder, shares may be redeemed from other accounts, if needed, to reimburse the Fund.

CONFIRMATION STATEMENTS

We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

ACCOUNT MINIMUMS

The Funds require you to maintain a minimum of $1,000 per account ($500 for IRAs and UGMAs/UTMAs), unless you are investing under an Automatic Investment Plan or payroll deduction. If at any time, due to redemptions or exchanges, or upon the discontinuance of an Automatic Investment Plan or payroll deduction, the total value of your account falls below this minimum, we may either charge a fee of $10, which will be automatically deducted from your account, or close your account and mail the proceeds to the address of record.

We will base the decision to levy the fee or close the account on our determination of what is best for the Fund. We will give you at least 60 days' written notice informing you that your account will be closed or that the $10 fee will be charged, so that you may make an additional investment to bring the account up to the required minimum balance.

WE RESERVE THE RIGHT TO:

-  reject any investment, exchange request or application
-  cancel any purchase due to nonpayment
-  modify the conditions of purchase at any time
- change or discontinue the exchange privilege, or temporarily suspend the privilege during unusual market conditions
-  waive or lower investment minimums
-  limit the amount that may be purchased
- delay sending out proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)
- close an account if a shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds

The Funds (other than Money Market Fund) also reserve the right to make a "redemption in kind"--payment in portfolio securities rather than cash--if the amount you are redeeming is large enough to affect Fund operations. This right may be exercised only if the amount of your redemptions exceeds the lesser of $250,000 or 1% of a Fund's net assets in any 90-day period.

EXCESSIVE TRADING

Excessive trading, short-term market timing or other abusive trading practices may disrupt portfolio management strategies and harm Fund performance. Accordingly, each Fund reserves the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's view, is likely to engage in excessive trading, short-term market timing or other abusive trading practices. Multiple accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive trading, short-term market timing or other abusive trading practices. Transactions placed by suspected excessive traders may not be deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund or its transfer agent. While the Funds will take reasonable steps to prevent trading practices deemed to be harmful to the Fund, we may not be able to identify such trading conducted through certain financial intermediaries or omnibus accounts.

MORE INFORMATION
ABOUT YOUR ACCOUNT

INVESTOR SERVICES

Our Investor Services Representatives are available to assist you. For your protection, we record calls to Investor Services. Call 1-800-525-2440.

24-HOUR ACCOUNT INFORMATION

- By Phone: 1-800-947-FAST (3278) FastLine(TM), our automated telephone service, enables you to access account information, conduct exchanges and purchases and request duplicate statements and tax forms 24 hours a day with a touch-tone phone.

- From Our Website: By visiting www.founders.com, you can access the latest Fund performance returns, daily prices, portfolio manager commentaries, educational articles, and much more 24 hours a day. Shareholders may access account transaction histories, quarterly statements, and account balances, and conduct purchase, exchange, and redemption transactions. Online account access is not available on all accounts.

DAILY CLOSING PRICES

FastLine(TM) features the latest Class F closing prices for the Funds, updated each business day. Call 1-800-947-FAST (3278) 24 hours a day, or reach us on the Internet at www.founders.com.

For some of the Funds, Class F prices for the prior business day are listed in the business section of most major daily newspapers. Look in the Mutual Funds section under "Dreyfus Founders."

ESTABLISHING
ADDITIONAL SERVICES

Many convenient service options are available for accounts. You may call 1-800-525-2440 to request a form or download a form at www.founders.com to establish the following services:

AUTOMATIC INVESTMENT PLAN (AIP)

Allows you to make automatic purchases of at least $50 from a bank account once or twice a month. See "How to Add to a Class F Account Through Automatic Transaction Plans."

TELETRANSFER PROGRAM

Allows you to purchase or redeem Fund shares with a phone call or on our website at any time. Purchase or redemption amounts are automatically transferred to/from your bank account. If you select an Automatic Investment Plan (see above), you are automatically authorized to participate in the TeleTransfer program.

TELEPHONE/ONLINE REDEMPTIONS

Available for regular (non-retirement) accounts only.

TELEPHONE/ONLINE EXCHANGES

Allows you to exchange money between identically registered accounts.

CHECKWRITING

-  Available on Government Securities and Money Market Funds
-  May be established with a minimum account balance of $1,000
-  No fee for this service
-  Minimum amount per check: $500

DIVIDEND AND LONG-TERM
CAPITAL GAINS DISTRIBUTION OPTIONS

If the Funds pay dividends or capital gains, either or both may be paid in cash or reinvested. The payment method for short-term capital gain distributions is the same as you elect for dividends.

SYSTEMATIC WITHDRAWAL PLAN

Permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Withdrawals may be sent electronically to your bank or to you by check.

If a shareholder elects to receive systematic withdrawals by check and either the U.S. Postal Service cannot deliver the check, or we receive notice that the shareholder is deceased, we reserve the right to terminate the shareholder's systematic withdrawal plan.

FUND-TO-FUND INVESTMENT PLAN

Allows you to automatically exchange a fixed dollar amount each month from one Fund to purchase shares in another Fund.

DISTRIBUTION PURCHASE PROGRAM

Permits you to have capital gain distributions and/or dividends from one Fund automatically reinvested in another Fund account having a balance of at least $1,000 ($500 for IRAs or UGMA/UTMAs).

PAYROLL DEDUCTION

Allows you to make automatic purchases of at least $50 per pay period through payroll deduction.

HOUSEHOLDING

To keep the Funds' costs as low as possible, we deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as "householding," does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call us and we will begin individual delivery within 30 days of your request. If you'd like to reduce mailbox clutter even more, sign up at www.founders.com/ecommunications to receive hyperlinks to these documents by e-mail.

DIVIDENDS AND DISTRIBUTIONS

Discovery, Growth, Growth and Income, International Equity, Mid-Cap Growth, Passport and Worldwide Growth Funds intend to distribute any tax-based net realized investment income on an annual basis each December. Balanced Fund intends to distribute any tax-based net realized investment income on a quarterly basis every March, June, September, and December. Government Securities Fund intends to declare dividends daily and distribute any net realized investment income on the last business day of every month. Money Market Fund declares dividends daily, which are paid on the last business day of every month. Shares of Government Securities and Money Market Funds begin receiving dividends no later than the next business day following the day when funds are received by us.

All Funds intend to distribute any tax-based net realized capital gains each December. The Government Securities and Money Market Funds are not likely to distribute capital gains. From time to time, the Funds may make distributions in addition to those described above.

You have the option of reinvesting income dividends and capital gain distributions in shares of the Funds or receiving these distributions in cash. Dividends and any distributions from the Funds are automatically reinvested in additional shares unless you elect to receive these distributions in cash. If you have elected to receive your dividends or capital gains in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all the account's subsequent distributions in shares of that Fund. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES

The Funds distribute to their shareholders any net investment income and net realized capital gains they receive. Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been in the Fund and whether you reinvest your distributions or receive them in cash.

Dividends of net investment income from the Funds, such as dividends and interest on investments, will be taxable to you at your ordinary income tax rate or, for qualified dividends from domestic corporations and certain qualified foreign corporations, at a reduced rate. A portion of the dividends may qualify for dividends-received deduction for corporations, although distributions from the Government Securities and Money Market Funds generally are not expected to qualify.

In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If total gains on sales exceed total losses (including losses carried forward from prior years), the Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long the Fund held the security that gave rise to the gains. The Funds' capital gain distributions consist of long-term capital gains that are taxable at the applicable capital gains rates. All distributions of short-term capital gains will be taxable to you as ordinary income and included in your dividends.

You may also realize capital gains or losses when you sell or exchange a Fund's shares at more or less than you originally paid. Because everyone's tax situation is unique, we encourage you to consult your tax professional about federal, state and local tax consequences.

SHAREHOLDER AND
TRANSFER AGENCY SERVICES

The Funds have entered into a shareholder services agreement with DSC pursuant to which DSC provides certain shareholder-related services to the Funds. The Funds pay DSC a monthly fee for these services. Out of this fee, DSC pays the fees charged by the Funds' transfer agent, Dreyfus Transfer, Inc. ("DTI").

Registered broker/dealers, third-party administrators of tax-qualified retirement plans, and other entities which establish omnibus accounts with the Funds may provide sub-transfer agency, recordkeeping, or similar services to participants in the omnibus accounts. This reduces or eliminates the need for those services to be provided by DSC and/or DTI. In such cases, the Funds may pay a sub-transfer agency or recordkeeping fee based on the number of participants in the entity's omnibus account. Entities receiving such fees may also receive 12b-1 fees.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the five years ended December 31, 2003. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in Class F shares of a Fund, assuming reinvestment of all dividends and distributions.

These financial highlights have been audited by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP's report and the Funds' financial statements are included in the Funds' 2003 Annual Reports, which are available upon request or at www.founders.com.

DREYFUS FOUNDERS
BALANCED FUND--CLASS F

                                                                                YEAR ENDED DECEMBER 31
                                                      2003            2002            2001            2000            1999
PER SHARE DATA
Net Asset Value-beginning of year                 $        6.69   $        8.20   $        9.22   $       10.47   $       12.19
                                                  -------------   -------------   -------------   -------------   -------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                      0.06            0.07            0.10            0.15            0.32
Net realized and unrealized gains (losses) on
  securities                                               1.20           (1.50)          (1.02)          (1.23)          (0.61)
                                                  -------------   -------------   -------------   -------------   -------------
TOTAL FROM INVESTMENT OPERATIONS                           1.26           (1.43)          (0.92)          (1.08)          (0.29)
                                                  -------------   -------------   -------------   -------------   -------------
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income                                (0.07)          (0.08)          (0.10)          (0.15)          (0.32)
From net realized gains                                    0.00            0.00            0.00           (0.02)          (1.11)
                                                  -------------   -------------   -------------   -------------   -------------
TOTAL DISTRIBUTIONS                                       (0.07)          (0.08)          (0.10)          (0.17)          (1.43)
                                                  -------------   -------------   -------------   -------------   -------------
Net Asset Value-end of year                       $        7.88   $        6.69   $        8.20   $        9.22   $       10.47
                                                  =============   =============   =============   =============   =============
TOTAL RETURN                                              18.96%         (17.46%)         (9.94%)        (10.44%)         (2.22%)

RATIOS/SUPPLEMENTAL DATA
Net Assets-end of year (000s omitted)             $     119,835   $     130,314   $     297,068   $     552,675   $   1,055,825
Net expenses to average net assets(1)                      1.54%           1.42%           1.22%           1.07%           0.97%
Gross expenses to average net assets(1)                    1.54%           1.43%           1.23%           1.08%           0.98%
Net investment income to average net assets                0.93%           0.99%           1.20%           1.41%           2.64%
Portfolio turnover rate(2)                                  108%            122%            111%            126%            218%

(1) Ratio of net expenses to average net assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of gross expenses to average net assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

(2) Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

See notes to financial statements.

DREYFUS FOUNDERS
DISCOVERY FUND--CLASS F

                                                                                YEAR ENDED DECEMBER 31
                                                      2003            2002            2001            2000            1999
PER SHARE DATA
Net Asset Value-beginning of year                 $       19.04   $       28.45   $       34.74   $       40.86   $       24.37
                                                  -------------   -------------   -------------   -------------   -------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                       (0.35)          (0.36)          (0.20)          (0.07)          (0.08)
Net realized and unrealized gains (losses) on
  securities                                               7.29           (9.05)          (5.99)          (3.44)          22.72
                                                  -------------   -------------   -------------   -------------   -------------
TOTAL FROM INVESTMENT OPERATIONS                           6.94           (9.41)          (6.19)          (3.51)          22.64
                                                  -------------   -------------   -------------   -------------   -------------
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income                                 0.00            0.00            0.00            0.00            0.00
From net realized gains                                    0.00            0.00           (0.10)          (2.61)          (6.15)
                                                  -------------   -------------   -------------   -------------   -------------
TOTAL DISTRIBUTIONS                                        0.00            0.00           (0.10)          (2.61)          (6.15)
                                                  -------------   -------------   -------------   -------------   -------------
Net Asset Value-end of year                       $       25.98   $       19.04   $       28.45   $       34.74   $       40.86
                                                  =============   =============   =============   =============   =============
TOTAL RETURN                                              36.45%         (33.08%)        (17.81%)         (8.26%)         94.59%

RATIOS/SUPPLEMENTAL DATA
Net Assets-end of year (000s omitted)             $     638,880   $     498,970   $     847,330   $   1,066,003   $     806,152
Net expenses to average net assets(1)                      1.53%           1.40%           1.24%           1.25%           1.45%
Gross expenses to average net assets(1)                    1.53%           1.41%           1.25%           1.28%           1.46%
Net investment loss to average net assets                 (1.29%)         (1.13%)         (0.64%)         (0.46%)         (0.96%)
Portfolio turnover rate(2)                                  130%            128%            110%            108%            157%

(1) Ratio of net expenses to average net assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of gross expenses to average net assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

(2) Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

See notes to financial statements.

DREYFUS FOUNDERS
GOVERNMENT SECURITIES FUND--CLASS F

                                                                                YEAR ENDED DECEMBER 31
                                                      2003            2002            2001            2000            1999
PER SHARE DATA
Net Asset Value-beginning of year                 $       10.18   $        9.55   $        9.41   $        8.96   $        9.74
                                                  -------------   -------------   -------------   -------------   -------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                      0.34            0.38            0.45            0.47            0.42
Net realized and unrealized gains (losses) on
  securities                                              (0.14)           0.63            0.14            0.45           (0.78)
                                                  -------------   -------------   -------------   -------------   -------------
TOTAL FROM INVESTMENT OPERATIONS                           0.20            1.01            0.59            0.92           (0.36)
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income                                (0.34)          (0.38)          (0.45)          (0.47)          (0.42)
From net realized gains(1)                                 0.00            0.00            0.00            0.00            0.00
                                                  -------------   -------------   -------------   -------------   -------------
TOTAL DISTRIBUTIONS                                       (0.34)          (0.38)          (0.45)          (0.47)          (0.42)
                                                  -------------   -------------   -------------   -------------   -------------
Net Asset Value-end of year                       $       10.04   $       10.18   $        9.55   $        9.41   $        8.96
                                                  =============   =============   =============   =============   =============
TOTAL RETURN                                               2.03%          10.86%           6.37%          10.57%          (3.77%)

RATIOS/SUPPLEMENTAL DATA
Net Assets-end of year (000s omitted)             $      12,809   $      15,318   $      11,967   $      10,384   $      13,276
Net expenses to average net assets(2),(3)                  0.94%           0.92%           0.98%           1.29%           1.31%
Gross expenses to average net assets(2),(3)                0.95%           0.93%           1.00%           1.35%           1.35%
Net investment income to average net assets(3)             3.36%           3.90%           4.67%           5.13%           4.47%
Portfolio turnover rate(4)                                   52%             28%             73%             88%            127%

(1) Distributions from net realized gains for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.

(2) Ratio of net expenses to average net assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of gross expenses to average net assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

(3) Certain fees were waived by the management company or its affiliates. Had these fees not been waived, the net expenses to average net assets ratios would have been 1.49% (2003), 1.47% (2002), 1.48% (2001), 1.49% (2000), and 1.49%
(1999). The gross expenses to average net assets ratios would have been 1.50%
(2003), 1.48% (2002), 1.50% (2001), 1.55% (2000), and 1.53% (1999). The net
investment income to average net assets ratios would have been 2.81% (2003), 3.35% (2002), 4.17% (2001), 4.93% (2000), and 4.29% (1999).

(4) Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

See notes to financial statements.

DREYFUS FOUNDERS
GROWTH FUND--CLASS F

                                                                                YEAR ENDED DECEMBER 31
                                                      2003            2002            2001            2000            1999
PER SHARE DATA
Net Asset Value-beginning of year                 $        7.48   $       10.53   $       14.03   $       23.87   $       20.41
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                       (0.17)          (0.22)          (0.15)          (0.21)          (0.09)
Net realized and unrealized gains (losses) on
  securities                                               2.52           (2.83)          (3.35)          (6.21)           7.73
                                                  -------------   -------------   -------------   -------------   -------------
TOTAL FROM INVESTMENT OPERATIONS                           2.35           (3.05)          (3.50)          (6.42)           7.64
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income(1)                              0.00            0.00            0.00            0.00            0.00
From net realized gains                                    0.00            0.00            0.00           (3.42)          (4.18)
                                                  -------------   -------------   -------------   -------------   -------------
TOTAL DISTRIBUTIONS                                        0.00            0.00            0.00           (3.42)          (4.18)
                                                  -------------   -------------   -------------   -------------   -------------
Net Asset Value-end of year                       $        9.83   $        7.48   $       10.53   $       14.03   $       23.87
                                                  =============   =============   =============   =============   =============
TOTAL RETURN                                              31.42%         (28.96%)        (24.95%)        (27.23%)         39.06%
RATIOS/SUPPLEMENTAL DATA
Net Assets-end of year (000s omitted)             $     484,742   $     443,307   $     865,425   $   1,441,466   $   3,323,606
Net expenses to average net assets(2)                      1.47%           1.37%           1.30%           1.06%           1.08%
Gross expenses to average net assets(2)                    1.47%           1.38%           1.31%           1.07%           1.09%
Net investment loss to average net assets                 (0.41%)         (0.46%)         (0.58%)         (0.58%)         (0.47%)
Portfolio turnover rate(3)                                  124%            139%            152%            182%            117%

(1) Distributions from net investment income for the year ended December 31, 1999 aggregated less than $0.01 on a per share basis.

(2) Ratio of net expenses to average net assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of gross expenses to average net assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

(3) Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

See notes to financial statements.

DREYFUS FOUNDERS
GROWTH AND INCOME FUND--CLASS F

                                                                                YEAR ENDED DECEMBER 31
                                                       2003            2002            2001            2000            1999
PER SHARE DATA
Net Asset Value-beginning of year                  $        3.50   $        4.69   $        5.69   $        7.61   $        7.32
                                                   -------------   -------------   -------------   -------------   -------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(1)                             0.00            0.00            0.00           (0.02)           0.00
Net realized and unrealized gains (losses) on
  securities                                                1.07           (1.19)          (1.00)          (1.47)           1.06
                                                   -------------   -------------   -------------   -------------   -------------
TOTAL FROM INVESTMENT OPERATIONS                            1.07           (1.19)          (1.00)          (1.49)           1.06
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income(2)                               0.00            0.00            0.00            0.00            0.00
From net realized gains(2)                                  0.00            0.00            0.00           (0.43)          (0.77)
                                                   -------------   -------------   -------------   -------------   -------------
TOTAL DISTRIBUTIONS                                         0.00            0.00            0.00           (0.43)          (0.77)
                                                   -------------   -------------   -------------   -------------   -------------
Net Asset Value-end of year                        $        4.57   $        3.50   $        4.69   $        5.69   $        7.61
                                                   =============   =============   =============   =============   =============
TOTAL RETURN                                               30.67%         (25.33%)        (17.55%)        (19.57%)         15.03%

RATIOS/SUPPLEMENTAL DATA
Net Assets-end of year (000s omitted)              $     233,333   $     191,701   $     288,752   $     385,816   $     535,035
Net expenses to average net assets(3)                       1.13%           1.08%           1.14%           1.10%           1.12%
Gross expenses to average net assets(3)                     1.13%           1.08%           1.14%           1.12%           1.13%
Net investment income (loss) to average net assets          0.06%           0.11%           0.02%          (0.24%)         (0.05%)
Portfolio turnover rate(4)                                   123%            152%            144%            165%            165%

(1) Net investment income (loss) for the years ended December 31, 2003, 2002, 2001 and 1999 aggregated less than $0.01 on a per share basis.

(2) Distributions from net investment income for the years ended December 31, 2003 and 2002 and distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.

(3) Ratio of net expenses to average net assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of gross expenses to average net assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

(4) Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

See notes to financial statements.

DREYFUS FOUNDERS
INTERNATIONAL EQUITY FUND--CLASS F

                                                                                YEAR ENDED DECEMBER 31
                                                          2003           2002            2001            2000            1999
PER SHARE DATA
Net Asset Value-beginning of year                     $        7.18  $       10.03   $       14.40   $       19.87   $       14.03
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                           (0.01)         (0.05)          (0.07)          (0.08)          (0.05)
Net realized and unrealized gains (losses) on
  securities                                                   2.68          (2.79)          (4.30)          (3.49)           8.07
                                                      -------------  -------------   -------------   -------------   -------------
TOTAL FROM INVESTMENT OPERATIONS                               2.67          (2.84)          (4.37)          (3.57)           8.02
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income                                    (0.07)         (0.01)           0.00            0.00            0.00
From net realized gains                                        0.00           0.00            0.00           (1.90)          (2.18)
                                                      -------------  -------------   -------------   -------------   -------------
TOTAL DISTRIBUTIONS                                           (0.07)         (0.01)           0.00           (1.90)          (2.18)
                                                      -------------  -------------   -------------   -------------   -------------
Net Asset Value-end of year                           $        9.78  $        7.18   $       10.03   $       14.40   $       19.87
                                                      =============  =============   =============   =============   =============
TOTAL RETURN                                                  37.17%        (28.30%)        (30.35%)        (17.65%)         58.71%

RATIOS/SUPPLEMENTAL DATA
Net Assets-end of year (000s omitted)                 $       9,837  $       9,321   $      16,640   $      30,040   $      35,607
Net expenses to average net assets(1),(2)                      1.40%          1.40%           1.52%           1.80%           1.80%
Gross expenses to average net assets(1),(2)                    1.40%          1.40%           1.55%           1.84%           1.82%
Net investment income (loss) to average net assets(2)          0.80%          0.12%          (0.26%)         (0.55%)         (0.36%)
Portfolio turnover rate(3)                                      144%           220%            213%            184%            205%

(1) Ratio of net expenses to average net assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of gross expenses to average net assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

(2) Certain fees were reimbursed or waived by the management company or its affiliates. Had these fees not been reimbursed an/or waived, the net expenses to average net assets ratios would have been 2.52% (2003), 2.13% (2002), 1.96%
(2001), 1.91% (2000), and 1.97% (1999). The gross expenses to average net assets ratios would have been 2.52% (2003), 2.13% (2002), 1.99% (2001), 1.95% (2000), and 1.99% (1999). The net investment income (loss) to average net assets ratios would have been (0.32%) (2003), (0.61%) (2002), (0.70%) (2001), (0.66%) (2000),
and (0.53%) (1999).

(3) Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

See notes to financial statements.

DREYFUS FOUNDERS
MID-CAP GROWTH FUND--CLASS F

                                                                                YEAR ENDED DECEMBER 31
                                                        2003            2002            2001            2000            1999
PER SHARE DATA
Net Asset Value-beginning of year                   $        2.62   $        3.47   $        4.36   $        8.68   $        7.44
                                                    -------------   -------------   -------------   -------------   -------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                 0.02           (0.04)          (0.05)          (0.03)          (0.08)
Net realized and unrealized gains (losses) on
  securities                                                 0.94           (0.81)          (0.84)          (2.06)           3.12
                                                    -------------   -------------   -------------   -------------   -------------
TOTAL FROM INVESTMENT OPERATIONS                             0.96           (0.85)          (0.89)          (2.09)           3.04
                                                    -------------   -------------   -------------   -------------   -------------
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income(1)                                0.00            0.00            0.00            0.00            0.00
From net realized gains                                      0.00            0.00            0.00           (2.23)          (1.80)
                                                    -------------   -------------   -------------   -------------   -------------
TOTAL DISTRIBUTIONS                                          0.00            0.00            0.00           (2.23)          (1.80)
                                                    -------------   -------------   -------------   -------------   -------------
Net Asset Value-end of year                         $        3.58   $        2.62   $        3.47   $        4.36   $        8.68
                                                    =============   =============   =============   =============   =============
TOTAL RETURN                                                36.64%         (24.50%)        (20.41%)        (23.69%)         42.27%

RATIOS/SUPPLEMENTAL DATA
Net Assets-end of year (000s omitted)               $     159,161   $      89,970   $     119,708   $     166,365   $     253,385
Net expenses to average net assets(2)                        1.50%           1.56%           1.37%           1.36%           1.40%
Gross expenses to average net assets(2)                      1.51%           1.56%           1.39%           1.39%           1.42%
Net investment loss to average net assets                   (1.01%)         (1.22%)         (0.84%)         (0.92%)         (0.98%)
Portfolio turnover rate(3)                                    160%            216%            214%            226%            186%

(1) Distributions from net investment income for the year ended December 31, 1999 aggregated less than $0.01 on a per share basis.

(2) Ratio of net expenses to average net assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of gross expenses to average net assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

(3) Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

See notes to financial statements.

DREYFUS FOUNDERS
MONEY MARKET FUND--CLASS F

                                                                                YEAR ENDED DECEMBER 31
                                                             2003           2002           2001           2000           1999
PER SHARE DATA
Net Asset Value-beginning of year                        $        1.00  $        1.00  $        1.00  $        1.00  $        1.00
                                                         -------------  -------------  -------------  -------------  -------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(1)                                          0.00           0.01           0.03           0.05           0.04
Net realized and unrealized gains (losses) on securities          0.00           0.00           0.00           0.00           0.00
                                                         -------------  -------------  -------------  -------------  -------------
TOTAL FROM INVESTMENT OPERATIONS                                  0.00           0.01           0.03           0.05           0.04
                                                         -------------  -------------  -------------  -------------  -------------
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income(2)                                     0.00          (0.01)         (0.03)         (0.05)         (0.04)
From net realized gains                                           0.00           0.00           0.00           0.00           0.00
                                                         -------------  -------------  -------------  -------------  -------------
TOTAL DISTRIBUTIONS                                               0.00          (0.01)         (0.03)         (0.05)         (0.04)
                                                         -------------  -------------  -------------  -------------  -------------
Net Asset Value-end of year                              $        1.00  $        1.00  $        1.00  $        1.00  $        1.00
                                                         =============  =============  =============  =============  =============
TOTAL RETURN                                                      0.34%          0.98%          3.40%          5.62%          4.35%

RATIOS/SUPPLEMENTAL DATA
Net Assets-end of year (000s omitted)                    $      45,094  $      60,086  $      75,928  $     103,953  $      92,866
Net expenses to average net assets(3),(4)                         0.83%          0.80%          0.79%          0.84%          0.89%
Gross expenses to average net assets(3),(4)                       0.83%          0.80%          0.79%          0.87%          0.91%
Net investment income to average net assets(4)                    0.35%          0.98%          3.38%          5.54%          4.30%

(1) Net investment income for the year ended December 31, 2003 aggregated less than $0.01 on a per share basis.

(2) Distributions from net investment income for the year ended December 31, 2003 aggregated less than $0.01 on a per share basis.

(3) Ratio of net expenses to average net assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of gross expenses to average net assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

(4) Certain fees were waived by the management company or its affiliates for the years ended December 31, 2003, 2002 and 2001. Had these fees not been waived, the net expenses to average net assets ratios would have been 0.91% (2003), 0.87% (2002) and 0.84% (2001). The gross expenses to average net assets ratios would have been 0.91% (2003), 0.87% (2002) and 0.84% (2001). The net investment income to average net assets ratios would have been 0.27% (2003), 0.91% (2002) and 3.33% (2001).

See notes to financial statements.

DREYFUS FOUNDERS
PASSPORT FUND--CLASS F

                                                                                YEAR ENDED DECEMBER 31
                                                       2003            2002            2001            2000            1999
PER SHARE DATA
Net Asset Value-beginning of year                  $        8.13   $        9.67   $       14.17   $       22.93   $       14.93
                                                   -------------   -------------   -------------   -------------   -------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                        (0.14)          (0.23)          (0.22)          (0.19)          (0.11)
Net realized and unrealized gains (losses) on
  securities                                                6.25           (1.31)          (4.28)          (6.60)          12.94
                                                   -------------   -------------   -------------   -------------   -------------
TOTAL FROM INVESTMENT OPERATIONS                            6.11           (1.54)          (4.50)          (6.79)          12.83
                                                   -------------   -------------   -------------   -------------   -------------
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income                                  0.00            0.00            0.00            0.00            0.00
From net realized gains                                     0.00            0.00            0.00           (1.97)          (4.83)
                                                   -------------   -------------   -------------   -------------   -------------
TOTAL DISTRIBUTIONS                                         0.00            0.00            0.00           (1.97)          (4.83)
                                                   -------------   -------------   -------------   -------------   -------------
Net Asset Value-end of year                        $       14.24   $        8.13   $        9.67   $       14.17   $       22.93
                                                   =============   =============   =============   =============   =============
TOTAL RETURN                                               75.15%         (15.93%)        (31.76%)        (29.65%)         87.44%

RATIOS/SUPPLEMENTAL DATA
Net Assets-end of year (000s omitted)              $      78,759   $      50,742   $      78,574   $     182,036   $     261,437
Net expenses to average net assets(1),(2)                   2.31%           2.18%           1.90%           1.59%           1.63%
Gross expenses to average net assets(1),(2)                 2.31%           2.18%           1.92%           1.61%           1.64%
Net investment loss to average net assets(2)               (0.45%)         (0.74%)         (0.30%)         (0.88%)         (0.91%)
Portfolio turnover rate(3)                                   707%            495%            704%            535%            330%

(1) Ratio of net expenses to average net assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of gross expenses to average net assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

(2) Certain fees were waived by the custodian for the years ended December 31, 2003 and 2002. Had these fees not been waived, the net expenses to average net assets ratios would have been 2.40% (2003) and 2.21% (2002). The gross expenses to average net assets ratios would have been 2.40% (2003) and 2.21% (2002). The net investment loss to average net assets ratios would have been (0.54%) (2003) and (0.77%) (2002).

(3) Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

See notes to financial statements.

DREYFUS FOUNDERS
WORLDWIDE GROWTH FUND--CLASS F

                                                                                YEAR ENDED DECEMBER 31
                                                       2003            2002            2001            2000            1999
PER SHARE DATA
Net Asset Value-beginning of year                  $        8.33   $       11.72   $       15.69   $       25.17   $       22.06
                                                   -------------   -------------   -------------   -------------   -------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                        (0.13)          (0.13)          (0.14)          (0.16)          (0.06)
Net realized and unrealized gains (losses) on
  securities                                                3.21           (3.26)          (3.83)          (5.45)          10.11
                                                   -------------   -------------   -------------   -------------   -------------
TOTAL FROM INVESTMENT OPERATIONS                            3.08           (3.39)          (3.97)          (5.61)          10.05
                                                   -------------   -------------   -------------   -------------   -------------
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income                                  0.00            0.00            0.00            0.00            0.00
From net realized gains                                     0.00            0.00            0.00           (3.87)          (6.94)
                                                   -------------   -------------   -------------   -------------   -------------
TOTAL DISTRIBUTIONS                                         0.00            0.00            0.00           (3.87)          (6.94)
                                                   -------------   -------------   -------------   -------------   -------------
Net Asset Value-end of year                        $       11.41   $        8.33   $       11.72   $       15.69   $       25.17
                                                   =============   =============   =============   =============   =============
TOTAL RETURN                                               36.97%         (28.92%)        (25.30%)        (22.14%)         48.78%

RATIOS/SUPPLEMENTAL DATA
Net Assets-end of year (000s omitted)              $      70,566   $      59,890   $     101,592   $     176,405   $     284,839
Net expenses to average net assets(1),(2)                   1.97%           1.84%           1.60%           1.52%           1.53%
Gross expenses to average net assets(1),(2)                 1.97%           1.84%           1.61%           1.54%           1.55%
Net investment loss to average net assets(2)               (0.47%)         (0.55%)         (0.50%)         (0.67%)         (0.27%)
Portfolio turnover rate(3)                                   138%            211%            145%            210%            157%

(1) Ratio of net expenses to average net assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of gross expenses to average net assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

(2) Certain fees were waived by the custodian for the year ended December 31, 2003. Had these fees not been waived, the net expenses to average net assets ratio would have been 1.98%. The gross expenses to average net assets ratio would have been 1.98%. The net investment loss to average net assets ratio would have been (0.48%).

(3) Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

See notes to financial statements.

FOR FURTHER INFORMATION

More information about the Funds is available to you free of charge. The Funds' Annual and Semiannual Reports contain the Funds' financial statements, portfolio holdings, and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance in these reports. In addition, a current Statement of Additional Information ("SAI") containing more detailed information about the Funds and their policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus. You can request copies of the Annual and Semiannual Reports and the SAI, or obtain other information:

BY TELEPHONE                       Call 1-800-525-2440

BY MAIL                            Dreyfus Founders Funds
                                   144 Glenn Curtiss Boulevard
                                   Uniondale, NY 11556-0144

BY E-MAIL                          Send your request or inquiry to
                                   comments@founders.com.

ON THE INTERNET                    Fund documents can be viewed and downloaded
                                   at www.founders.com. Fund documents also can be viewed or downloaded from the EDGAR database on the Securities and Exchange
                                   Commission's Internet site at www.sec.gov.


BY E-MAIL, MAIL OR IN PERSON       E-mail the Securities and Exchange Commission
from the Securities and            at publicinfo@sec.gov.
Exchange Commission (you will      Visit or write:
pay a copying fee)                   SEC's Public Reference Section
                                     Washington, D.C. 20549-0102
                                     1-202-942-8090

                        [DREYFUS FOUNDERS FUNDS(R) LOGO]
                             The Growth Specialists

A-236-PRS-04                      Dreyfus Founders Funds' SEC File No. 811-01018